================================================================================

                                  SCHEDULE 14A
                                 (RULE 14A-101)
                    INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION
          PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
                              EXCHANGE ACT OF 1934
                             (AMENDMENT NO.      )

Filed by the Registrant  [X]

Filed by a Party other than the Registrant  [ ]

Check the appropriate box:

[ ]  Preliminary Proxy Statement               [ ]  CONFIDENTIAL, FOR USE OF THE COMMISSION
                                                    ONLY (AS PERMITTED BY RULE 14a-6(e)(2))
[x]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12.

                          LANCASTER COLONY CORPORATION
                (NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

                                XXXXXXXXXXXXXXXX
    (NAME OF PERSON(S) FILING PROXY STATEMENT, IF OTHER THAN THE REGISTRANT)

Payment of Filing Fee (Check the appropriate box):
[X]  No fee required.
[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

     (1) Title of each class of securities to which transaction applies: .......

     (2) Aggregate number of securities to which transaction applies: ..........

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined): ............

     (4) Proposed maximum aggregate value of transaction: ......................

     (5) Total fee paid: .......................................................

[ ]  Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1) Amount Previously Paid: ...............................................

     (2) Form, Schedule or Registration Statement No.: .........................

     (3) Filing Party: .........................................................

     (4) Date Filed: ...........................................................

================================================================================

                             (LANCASTER COLONY LOGO)

                              37 WEST BROAD STREET
                              COLUMBUS, OHIO 43215

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

                          TO BE HELD NOVEMBER 21, 2005

     The annual meeting of shareholders of Lancaster Colony Corporation (the "Corporation") will be held at 11:00 a.m., Eastern Standard Time, November 21, 2005, in the Congressional Room of the Hyatt on Capitol Square, 75 East State Street, Columbus, Ohio 43215.

     The meeting will be held for the following purposes:

     1.   To elect three directors, each for a term which expires in 2008.

     2. To approve the adoption of the Lancaster Colony Corporation 2005 Stock Plan.

     3. To transact such other business as may properly come before the meeting or any adjournment or adjournments thereof.

     By action of the Board of Directors, only persons who are holders of record of shares of the Corporation at the close of business on September 26, 2005 will be entitled to notice of and to vote at the meeting.

     If you do not expect to attend the meeting, please sign, date and return the enclosed proxy. A self-addressed envelope which requires no postage is enclosed for your convenience in returning the proxy. Its prompt return would be appreciated. The giving of the proxy will not affect your right to vote in person should you find it convenient to attend the meeting.

                                        JOHN B. GERLACH, JR.
                                        Chairman of the Board,
                                        Chief Executive Officer
                                        and President

October 17, 2005

                          LANCASTER COLONY CORPORATION
                              37 WEST BROAD STREET
                              COLUMBUS, OHIO 43215

                                 PROXY STATEMENT

                               GENERAL INFORMATION

     This Proxy Statement is furnished to the shareholders of Lancaster Colony Corporation (the "Corporation") in connection with the solicitation by the Board of Directors of the Corporation of proxies to be used in voting at the annual meeting of shareholders to be held November 21, 2005, in the Congressional Room of the Hyatt on Capitol Square, 75 East State Street, Columbus, Ohio 43215, at 11:00 a.m., Eastern Standard Time (the "Annual Meeting"). The enclosed proxy, if completed and forwarded to the Corporation, will be voted in accordance with the instructions contained therein. The proposals referred to therein are described in this Proxy Statement.

     The proxy may be revoked by the person giving it any time before it is exercised. Such revocation, to be effective, must be communicated to the Secretary or Assistant Secretary of the Corporation. The presence of a shareholder at the Annual Meeting will not revoke the proxy unless specific notice thereof is given.

     The Corporation will bear the cost of solicitation of proxies, including any charges and expenses of brokerage firms and others for forwarding solicitation material to the beneficial owners of stock. In addition to the use of the mails, proxies may be solicited by personal interview, by telephone or through the efforts of officers and regular employees of the Corporation.

     The Board of Directors has fixed the close of business on September 26, 2005 as the record date for the determination of shareholders entitled to receive notice and to vote at the Annual Meeting or any adjournment or adjournments thereof. At that date the Corporation had outstanding and entitled to vote 34,173,339 shares of Common Stock, each share entitling the holder to one vote. The Corporation has no other class of stock outstanding.

     The presence, in person or by proxy, of a majority of the outstanding shares of common stock of the Corporation is necessary to constitute a quorum for the transaction of business at the Annual Meeting. Abstentions and broker non-votes are counted for purposes of determining the presence or absence of a quorum. Broker non-votes occur when brokers, who hold their customers' shares in street name, sign and submit proxies for such shares and vote such shares on some matters, but not others. Typically, this would occur when brokers have not received any instructions from their customers, in which case the brokers, as the holders of record, are permitted to vote on "routine" matters, which typically include the election of directors.

     The election of the director nominees requires the favorable vote of a plurality of all votes cast by the holders of the Corporation's common stock at a meeting at which a quorum is present. Broker non-votes and proxies marked "Withhold Authority" will not be counted toward the election of directors or toward the election of individual nominees specified in the form of proxy and, thus, will have no effect. The approval of the Corporation's 2005 Stock Plan, and all other proposals submitted to the shareholders for approval at the Annual Meeting, requires the affirmative vote of holders of a majority of the Corporation's common stock issued and outstanding as of the record date at a meeting at which a quorum is present. For purposes of determining the number of the Corporation's common shares voting on such matters, abstentions and broker non-votes will have the same effect as a vote against the proposal.

     This Proxy Statement is first being mailed to shareholders on or about October 17, 2005.

                                 PROPOSAL NO. 1

                      NOMINATION AND ELECTION OF DIRECTORS

     The Board of Directors of the Corporation currently consists of nine members and is divided into three classes of three members each. The members of the three classes are elected to serve for staggered terms of three years. Pursuant to Section 2.04 of the Code of Regulations, the number of directors constituting each class will, as nearly as practicable, be equal.

     The names and ages of the "Nominees" and the "Continuing Directors," their principal occupations during the past five years and certain other information together with their beneficial ownership of the Corporation's Common Stock as of September 2, 2005, are listed below. As of September 2, 2005, the Corporation had outstanding and entitled to vote 34,231,714 shares of Common Stock. THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE ELECTION OF EACH OF THE NOMINEES LISTED BELOW.

                       NOMINEES FOR TERM TO EXPIRE IN 2008

                                                                                   SHARES
                                                                                BENEFICIALLY
                                                                  DIRECTOR        OWNED AT       PERCENT OF
NAME AND PRINCIPAL OCCUPATION                               AGE     SINCE    SEPTEMBER 2, 2005      CLASS
-----------------------------                               ---   --------   -----------------   ----------
Robert L. Fox............................................    56     1991         1,048,138           3.1%
   Financial Adviser for Advest, Inc.
   (stock brokerage firm) since 1978(1)
John B. Gerlach, Jr. ....................................    51     1985         8,284,746          24.2%
   Chairman of the Board, Chief Executive Officer
   and President of the Corporation(2)
Edward H. Jennings.......................................    68     1990               799             *
   President Emeritus at The Ohio State University;
   formerly Interim President of The Ohio State
   University from July 1, 2002 to September 30, 2002;
   Professor of Finance at The Ohio State University
   from 1990 to April 2002 and President of The Ohio
   State University from 1981 to 1990

----------
*    Less than 1%

(1) See footnotes 2 and 4 under "Continuing Directors" which explanations apply to Mr. Fox.

(2) See footnotes 1, 2, 3, 4, 5, 6, 7 and 8 under "Continuing Directors" which explanations apply to Mr. Gerlach.

     All the nominees have indicated a willingness to stand for election and to serve if elected. It is intended that the shares represented by the enclosed proxy will be voted for the election of the above named nominees. Although it is anticipated that each nominee will be available to serve as a director, should any nominee be unable to serve, the proxies will be voted by the proxy holders in their discretion for another person.

                              CONTINUING DIRECTORS

                                                                                            SHARES
                                                                                         BENEFICIALLY
                                                                  DIRECTOR     TERM         OWNED AT       PERCENT OF
NAME AND PRINCIPAL OCCUPATION                               AGE     SINCE    EXPIRES   SEPTEMBER 2, 2005      CLASS
-----------------------------                               ---   --------   -------   -----------------   ----------
James B. Bachmann; Retired...............................    62     2003       2006             500             *
   Managing Partner of the Columbus, Ohio office of
   Ernst & Young LLP from 1992 to June 30, 2003(9)
Neeli Bendapudi..........................................    42     2005       2006               -             -
   Associate Professor of Marketing at
   The Ohio State University
John L. Boylan...........................................    50     1998       2007          53,649             *
   Treasurer, Vice President, Assistant Secretary
   and Chief Financial Officer of the Corporation(1)(3)
Robert S. Hamilton; Retired..............................    77     1985       2006          13,223             *
   Vice Chairman Emeritus of Liqui-Box Corporation
   (plastic packaging manufacturer) from April 2000
   to October 2000; Vice Chairman of Liqui-Box
   Corporation from 1989 to April 2000(2)

                                                                                            SHARES
                                                                                         BENEFICIALLY
                                                                  DIRECTOR     TERM         OWNED AT       PERCENT OF
NAME AND PRINCIPAL OCCUPATION                               AGE     SINCE    EXPIRES   SEPTEMBER 2, 2005      CLASS
-----------------------------                               ---   --------   -------   -----------------   ----------
Henry M. O'Neill, Jr.....................................    70     1976       2007           19,651             *
   Chairman and Chief Executive Officer of AGT
   International, Inc. (voice response systems) since
   1988
Zuheir Sofia.............................................    61     1998       2007            4,604             *
   Chairman of Sofia & Company, Inc. (financial
   advisory firm); Managing Director of Cleary Gull
   Inc. and MBO Cleary Advisors Inc. (registered
   investment advisor/investment banking firms);
   President, Chief Operating Officer, Treasurer and
   Director of Huntington Bancshares Incorporated
   from 1984 to 1998(10)
All directors and executive officers
   as a group (10 Persons)(1)(3).........................                                  8,891,974          25.9%

----------
*    Less than 1%

(1) Holdings include shares held by the Employee Stock Ownership Plan (the "ESOP") allocated to the accounts of Lancaster Colony Corporation employees. Employees have the right to direct the voting of the shares held by the ESOP.

(2) Holdings include shares owned by spouses, minor children and shares held in custodianship or as trustee. The following persons disclaim beneficial ownership in such holdings with respect to the number of shares indicated:
     Mr. Fox - 815,012 shares; Mr. Gerlach - 7,518,676 shares; and Mr. Hamilton
     - 4,024 shares.

(3) Holdings include shares which could be acquired within 60 days upon the exercise of stock options as follows: Mr. Boylan - 45,000 shares, Mr. Gerlach - 25,000 shares, and all directors and executive officers as a group - 100,000 shares.

(4) Mr. Fox, a trustee of Fox Foundation, Inc., and Mr. Gerlach, a trustee of Gerlach Foundation, Inc., share voting and investment power with their respective foundations, both of which are private charitable foundations. Fox Foundation, Inc. holds 60,269 shares and Gerlach Foundation, Inc. holds 346,826 shares. These shares are included in the above table. The FG Foundation, a supporting foundation (of which Mr. Fox and Mr. Gerlach serve as trustees) of a public charitable foundation, Fox Foundation, Inc., and Gerlach Foundation, Inc. together control an additional 620,122 shares held by Lehrs, Inc. The shares held by Lehrs, Inc. are also included in the total number of shares held by Mr. Fox and Mr. Gerlach. Mr. Gerlach is also an officer of Lancaster Lens, Inc. and shares voting and investment power with respect to the 159,499 shares owned by it. Messrs. Fox and Gerlach each disclaim beneficial ownership of any of these shares.

(5) Mr. Gerlach, by virtue of his stock ownership and positions with the Corporation, may be deemed a "control person" of the Corporation.

(6) Mr. Gerlach is trustee and his mother, Dareth A. Gerlach, is special trustee of the John B. Gerlach Trust. This trust presently holds 5,875,032 shares of Common Stock of the Corporation. These shares are included in the total number of shares held by Mr. Gerlach in the above table. Mr. Gerlach has disclaimed beneficial ownership of these shares in footnote 2.

(7) Includes 348,000 shares held by a family limited partnership and 12,500 shares held by a corporation which is the general partner of the family limited partnership. Mr. Gerlach shares indirect beneficial ownership of these shares.

(8)  Mr. Gerlach is also a director of Huntington Bancshares Incorporated.

(9)  Mr. Bachmann is also a director of Abercrombie & Fitch Co.

(10) Mr. Sofia is also a director of Dominion Homes, Inc.

                              CORPORATE GOVERNANCE

     The Board of Directors has standing Audit, Compensation, and Nominating and Governance Committees. In addition, the Board of Directors has adopted a Corporate Governance Program, which includes Corporate Governance Principles and a Code of Business Ethics.

     CHANGES IN BOARD MEMBERSHIP - On August 24, 2005, Ms. Kerrii Anderson resigned as a member of the Board of Directors due to other business commitments. Ms. Anderson's resignation did not involve a disagreement with the Corporation on any matter relating to the Corporation's operations, policies or practices. Ms. Anderson was a member of the Audit Committee.

     On August 24, 2005, on the recommendation of the Nominating and Governance Committee, the Board of Directors elected Dr. Neeli Bendapudi to fill the vacancy created by Ms. Anderson's resignation. Dr. Bendapudi will serve for a term expiring at the 2006 Annual Meeting of Shareholders. Dr. Bendapudi has not been assigned to any Board committees at this time.

     DIRECTOR INDEPENDENCE - The Board of Directors and the Nominating and Governance Committee have reviewed and evaluated transactions and relationships with Board members to determine the independence of each of the members. The Board of Directors does not believe that any of its non-employee members have relationships with the Corporation that would interfere with the exercise of independent judgment in carrying out his or her responsibilities as a director. The Board and the Nominating and Governance Committee have determined that a majority of the Board's members are "independent directors" as that term is defined in the applicable listing standards of The Nasdaq Stock Market. The Board of Directors of the Corporation has identified and determined that Ms. Bendapudi and Messrs. Bachmann, Fox, Hamilton, Jennings, O'Neill and Sofia are independent directors.

     BOARD ATTENDANCE - Each member of the Board of Directors is expected to make a reasonable effort to attend all meetings of the Board of Directors, all applicable committee meetings, and each annual meeting of shareholders. All of the then current members of the Board of Directors attended the 2004 Annual Meeting of Shareholders and each of the current members of the Board of Directors is expected to attend the 2005 Annual Meeting of Shareholders. The Board of Directors held a total of five meetings during fiscal 2005. A meeting of the independent directors, separate from management, was an agenda item at each meeting of the Board of Directors held during fiscal 2005. Each then current director attended all meetings of the Board of Directors during fiscal 2005 and at least 75% of the meetings of the committees on which they served during fiscal 2005.

     CORPORATION GOVERNANCE PRINCIPLES - The Board of Directors, on the recommendation of the Nominating and Governance Committee, adopted a set of Corporate Governance Principles in August 2005. A copy of the Corporate Governance Principles is attached as Appendix A and is posted on the corporate governance page of the Corporation's web site at www.lancastercolony.com. The Corporate Governance Principles relate to the role, composition, structure and functions of the Board of Directors. The Nominating and Governance Committee is responsible for periodically reviewing these Corporate Governance Principles and recommending any changes to the Board of Directors.

     CODE OF BUSINESS ETHICS - The Corporation has adopted a Code of Business Ethics that informs the Corporation's directors and employees of their legal and ethical obligations to the Corporation and sets a high standard of business conduct. The Code of Business Ethics applies to all employees and, where applicable, to directors of the Corporation. The Code of Business Ethics is posted on the corporate governance page of the Corporation's web site at www.lancastercolony.com. The Corporation intends to satisfy the disclosure requirement under Item 5.05 of Form 8-K regarding any amendment to, or waiver from, any provision (related elements listed under Item 406(b) of Regulation S-K) of the Code of Business Ethics that applies to the Corporation's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions by posting such information on the Corporation's web site.

     SHAREHOLDER COMMUNICATION WITH THE BOARD OF DIRECTORS - Any of the directors may be contacted by writing them: Board of Directors, c/o Corporate Secretary's Office, Lancaster Colony Corporation, 37 West Broad Street, Columbus, Ohio 43215. The independent directors have requested that the Secretary of the Corporation act as their agent in processing any communications received. All communications that relate to matters that are within the scope of responsibilities of the Board and its committees will be forwarded to the independent directors. Communications relating to matters within the responsibility of one of the committees of the Board will be forwarded to the Chairperson of the appropriate committee. Communications relating to ordinary business matters are not within the scope of the Board's responsibility and will be forwarded to the appropriate officer at the Corporation. Solicitations, advertising materials, and frivolous or inappropriate communications will not be forwarded.

                          BOARD COMMITTEES AND MEETINGS

     AUDIT COMMITTEE - The Board of Directors has established an audit committee (the "Audit Committee") currently consisting of Messrs. Bachmann, Hamilton, Jennings and Sofia. Mr. Bachmann serves as Chairperson of the Audit Committee. It has been determined by the Corporation's Board of Directors that each member of the Audit Committee meets the applicable Nasdaq independence requirements and that Mr. Bachmann is an Audit Committee "financial expert", as defined in Item 401(h) of Regulation S-K. The Audit Committee operates pursuant to a charter, which was approved by the Corporation's Board of Directors in May 2004. The Audit Committee Charter is posted on the corporate governance page of the Corporation's web site at www.lancastercolony.com. The duties of the Audit Committee include the responsibility of reviewing financial information (both external and internal) about the Corporation and its subsidiaries so as to assure (i) that the overall audit coverage of the Corporation and its subsidiaries is satisfactory and appropriate to protect the shareholders from undue risks and (ii) that an adequate system of internal financial control has been designed and implemented throughout the Corporation and is being effectively maintained. Additionally, the Audit Committee has sole authority and direct responsibility with respect to the appointment, compensation, retention and oversight of the Corporation's independent registered public accounting firm. Also, as part of its duties, the Audit Committee has adopted procedures for receiving and acting on complaints received by the Corporation regarding accounting, internal accounting controls and auditing issues. Such complaints should be sent to the attention of the Corporate Secretary's Office, Lancaster Colony Corporation, 37 West Broad Street, Columbus, Ohio 43215. The Audit Committee held six meetings during fiscal 2005.

     COMPENSATION COMMITTEE - The Board of Directors has established a compensation committee (the "Compensation Committee") currently consisting of Messrs. Fox, Hamilton, Jennings and O'Neill. Mr. Jennings serves as Chairperson of the Compensation Committee. It has been determined by the Corporation's Board of Directors that each member of the Compensation Committee meets Nasdaq independence requirements. The Committee operates pursuant to a charter, which was approved by the Board of Directors in May 2004. The Compensation Committee Charter is posted on the corporate governance page of the Corporation's web site at www.lancastercolony.com. The duties of the Compensation Committee include annual determination of the compensation of the Chief Executive Officer and review and approval of goals and objectives relevant to his activities, review and approval of the Chief Executive Officer's recommendations as to the compensation to be paid other executive officers of the Corporation, establishing that all compensation for executive officers is in compliance with securities law provisions, and review and approval of the Corporation's equity-based incentive programs. The Compensation Committee held three meetings during fiscal 2005.

     NOMINATING AND GOVERNANCE COMMITTEE - The Board of Directors has established a nominating and governance committee (the "Nominating and Governance Committee") consisting of Messrs. Fox, O'Neill and Sofia. Mr. Sofia serves as Chairperson of the Nominating and Governance Committee. It has been determined by the Corporation's Board of Directors that each member of the Nominating and Governance Committee meets Nasdaq independence requirements. The Committee operates pursuant to a charter, which is attached hereto as Appendix B, as approved by the Board of Directors in May 2004 and amended in August 2005. The Nominating and Governance Charter is also posted on the corporate governance page of the Corporation's web site at www.lancastercolony.com. The duties of the Nominating and Governance Committee include identification and nominations to the Board of Directors of candidates for election as directors of the Corporation and the development and review of a set of Corporate Governance Principles. The Nominating and Governance Committee is also to consider the nomination of Director candidates recommended by shareholders in conformance with the tests and standards outlined in the Nominating and Governance Committee's charter. Recommendations to the Nominating and Governance Committee from shareholders regarding candidates must be delivered to the Corporation's Corporate Secretary no later than June 30 of the year in which such shareholder proposes that the recommended candidate stand for election. Section 2.03 of the Corporation's Code of Regulations authorizes director nominations to be made by shareholders if the conditions specified therein are met, including the giving of advance notice and the furnishing of certain personal background information and a written statement from the proposed candidate agreeing to be identified in the proxy statement as a nominee and, if elected, to serve as a director. The Nominating and Governance Committee held two meetings during fiscal 2005.

            SECTION 16 (A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

     To the Corporation's knowledge, based solely on its review of copies of forms filed with the Securities and Exchange Commission, all filing requirements applicable to the officers, directors and beneficial owners of more than 10% of the outstanding Common Stock under Section 16(a) of the Securities Exchange Act of 1934, as amended, were complied with during the fiscal year ended June 30, 2005.

                            COMPENSATION OF DIRECTORS

     Only non-employee directors of the Corporation receive compensation for their services as directors. Directors who are not employees of the Corporation receive a quarterly retainer fee at an annual rate of $28,000 plus $1,500 for each meeting of the Board or committee of the Board attended. Directors who serve as chairpersons of the Audit Committee, Compensation Committee and Nominating and Governance Committee receive additional quarterly retainer fees at an annual rate of $7,500, $3,000 and $3,000, respectively.

                 SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS

     The following individuals have beneficial ownership, directly or indirectly, of more than five percent of the outstanding Common Stock of the
Corporation:

                                                   NATURE OF
                                                  BENEFICIAL     AMOUNT          PERCENT OF
NAME AND ADDRESS                                   OWNERSHIP     OWNED          OWNERSHIP(4)
----------------                                  ----------   ---------        ------------
Dareth A. Gerlach .............................   Direct and   5,934,586(1)         17.3%
   c/o Lancaster Colony Corporation                Indirect
   37 West Broad Street
   Columbus, Ohio 43215

John B. Gerlach, Jr. ..........................   Direct and   8,284,746(1)(2)      24.2%
   c/o Lancaster Colony Corporation                Indirect
   37 West Broad Street
   Columbus, Ohio 43215

Eubel Brady & Suttman Asset Management, Inc. ..     Direct     1,883,077(3)          5.5%
   7777 Washington Village Drive, Suite 210
   Dayton, Ohio 45459

----------
(1) Includes 5,875,032 shares of Common Stock of the Corporation which are held by the John B. Gerlach Trust, of which Mr. Gerlach is trustee and of which Dareth A. Gerlach is special trustee with sole voting power with respect to the shares. See footnote 6 under "Continuing Directors."

(2) See footnotes 1, 2, 3, 4, 5, 6 and 7 under "Continuing Directors" which explanations apply to Mr. Gerlach.

(3) Based upon information contained in a Schedule 13G filed with the Securities and Exchange Commission on February 14, 2005.

(4) Percentages based upon 34,231,714 shares outstanding as of September 2, 2005.

                             EXECUTIVE COMPENSATION

EXECUTIVE OFFICERS

     The following is a list of names and ages of all of the executive officers of the Corporation indicating all positions and offices held by such person and each person's principal occupation or employment during the past five years. No person other than those listed below has been chosen to become an executive officer:

                                                                              FIRST ELECTED
                                                                                  AS AN
                                                                                EXECUTIVE
NAME AND PRINCIPAL OCCUPATION                                           AGE      OFFICER
-----------------------------                                           ---   -------------
John B. Gerlach, Jr. ................................................   51         1982
   Chairman, Chief Executive Officer, President and Director
John L. Boylan ......................................................   50         1990
   Treasurer, Vice President, Assistant Secretary, Chief Financial
   Officer and Director
Bruce L. Rosa (1) ...................................................   56         1998
   Vice President-Development and President of T. Marzetti Company

----------
(1) As of September 2, 2005, Mr. Rosa beneficially owned 86,786 shares of the Corporation's Common Stock, which includes 30,000 shares of common stock that may be acquired by the exercise of stock options within 60 days of September 2, 2005.

SUMMARY COMPENSATION TABLE

     The following table summarizes compensation earned during the periods indicated by those persons who were the Chief Executive Officer and the two other most highly compensated executive officers of the Corporation whose compensation during fiscal 2005 is required to be reported:

                                                           ANNUAL COMPENSATION(1)    LONG-TERM
                                                  FISCAL   ----------------------   COMPENSATION      ALL OTHER
NAME AND PRINCIPAL POSITION                        YEAR       SALARY      BONUS      OPTIONS (#)   COMPENSATION(2)
---------------------------                       ------     --------   --------    ------------   ---------------
John B. Gerlach, Jr ...........................    2005      $800,000         --           --          $3,200
   Chairman of the Board, .....................    2004       750,000         --           --           3,360
   Chief Executive Officer and President ......    2003       710,000         --           --           2,840
John L. Boylan ................................    2005      $370,000   $150,000       15,000          $2,730
   Treasurer, Vice President, Assistant .......    2004       325,000    125,000           --           2,760
   Secretary and Chief Financial Officer(3) ...    2003       265,000    125,000       15,000           2,490
Bruce L. Rosa .................................    2005      $339,375   $265,500       15,000          $3,370
   Vice President-Development(3) ..............    2004       325,000    264,100           --           4,583
                                                   2003       265,000    125,000       15,000           3,440

----------
(1) The named executive officers received certain perquisites in 2005, 2004 and 2003, the amount of which did not exceed the reportable threshold of the lesser of $50,000 or 10% of any such officer's salary and bonus.

(2) Approximate amounts contributed or to be contributed on behalf of such executive officer to the Corporation's 401(k) Plan.

(3) The bonus amounts for Mr. Boylan in 2005, 2004 and 2003 and for Mr. Rosa in 2003 were determined based upon an evaluation of the merit of their performances and the application of a formula incorporating the Corporation's consolidated operating results. Mr. Boylan's bonus amount for 2005 includes a discretionary bonus of $83,000. Effective July 1, 2003, Mr. Rosa also assumed primary oversight responsibility of the Corporation's Specialty Foods segment and, accordingly, his bonus for 2005 and 2004 was determined based upon an evaluation of his performance and the application of a formula incorporating the operating results of the Specialty Foods segment. The bonuses are paid in the succeeding fiscal year.

OPTIONS GRANTED IN THE LAST FISCAL YEAR

                                                                                  POTENTIAL REALIZABLE
                                                                                VALUE AT ASSUMED ANNUAL
                                       PERCENT OF                                RATES OF STOCK PRICE
                                     TOTAL OPTIONS                              APPRECIATION FOR OPTION
                                       GRANTED TO                                      TERM(2)
                        OPTIONS       EMPLOYEES IN     EXERCISE    EXPIRATION   -----------------------
NAME                 GRANTED(#)(1)    FISCAL YEAR    PRICE($/SH)      DATE           5%         10%
----                 -------------   -------------   -----------   ----------     --------   --------
John L. Boylan ...       15,000           4.6%          $41.52       2/28/10      $172,000   $380,000
Bruce L. Rosa ....       15,000           4.6%          $41.52       2/28/10      $172,000   $380,000

----------
(1) Options were granted with an exercise price equal to the market price at the grant date pursuant to the Corporation's 1995 Key Employee Stock Option Plan. Such options are exercisable through February 28, 2010.

(2) The amounts reflected in this table are based upon certain assumed rates of appreciation as specified by the Securities and Exchange Commission. Actual realized values, if any, on exercise of the option will be dependent on the actual appreciation in the price of the Common Stock of the Corporation over the term of the option. There can be no assurances that the Potential Realizable Values reflected in this table will be achieved.

STOCK OPTION EXERCISES AND HOLDINGS

     The following table sets forth certain information with respect to stock options exercised during fiscal 2005 by each of the executive officers named in the Summary Compensation Table and unexercised stock options held as of June 30, 2005 by such executive officers:

           AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR AND FISCAL
                             YEAR-END OPTION VALUES

                                                                                      VALUES OF UNEXERCISED IN
                            SHARES                        UNEXERCISED OPTIONS AT     THE-MONEY OPTIONS AT FISCAL
                           ACQUIRED                         FISCAL YEAR-END (#)              YEAR-END(1)(2)
                             UPON           VALUE      ---------------------------   ---------------------------
NAME                      EXERCISE (#)   REALIZED(1)   EXERCISABLE   UNEXERCISABLE   EXERCISABLE   UNEXERCISABLE
----                      ------------   -----------   -----------   -------------   -----------   -------------
John B. Gerlach, Jr. ..          --              --       25,000          --           $336,000        $0
John L. Boylan ........      12,500        $187,316       45,000          --           $308,550        $0
Bruce L. Rosa .........       9,242        $137,930       30,000          --           $106,950        $0

----------
(1)  All values are shown pretax and are rounded to the nearest whole dollar.

(2)  Based on the 2005 fiscal year-end closing price of $42.94 per share.

SEVERANCE AGREEMENT

     Messrs. Boylan and Rosa are each parties to agreements entitling each of them, in the event that within a period of one year after a "change of control" (as defined in the agreements) his employment is terminated by the Corporation (other than for cause) or is terminated at the initiative of the affected party if there has been a material adverse change in the terms of his employment, to severance benefits equal to (i) full salary paid through the date of termination plus (ii) an amount equal to the lesser of (a) 100% of the highest annual rate of salary and highest annual bonus paid during the three-year period prior to the date of termination or (b) twice the annual compensation (salary plus bonus) paid for the full fiscal year immediately preceding the date of termination.

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

     Messrs. Fox, Hamilton, Jennings and O'Neill serve on the Compensation Committee. None of the members of the Compensation Committee during fiscal 2005 had at any time been an officer or employee of the Corporation or of any of its subsidiaries. No executive officer of the Corporation served as a member of the compensation committee or board of directors of any other entity which had an executive officer serving as a member of the Corporation's Board or Compensation Committee during fiscal 2005.

BOARD COMPENSATION COMMITTEE REPORT ON EXECUTIVE COMPENSATION

     The Compensation Committee of the Board of Directors consists of four independent non-employee directors. It is the obligation of the Compensation Committee under its present charter to establish the compensation to be paid to the Chief Executive Officer and to approve, after consultation with the Chief Executive Officer with respect to the establishment thereof, the compensation of other executive officers. The Compensation Committee also reviews matters relating to the employee benefit plans and equity compensation and presents its recommendations respecting these matters to the Board of Directors.

     The compensation of the Chief Executive Officer for services rendered through June 30, 2005 was established by the Compensation Committee and adopted by the Board of Directors upon the Compensation Committee's recommendation. The Compensation Committee's recommendation was based upon an evaluation of the scope of his management responsibilities, his execution of them, and the financial results attained under his direction. In determining his compensation, the amounts paid to chief executive officers of companies of like size in like markets were also considered. The determination of such compensation was subjective, with no specific weight being given to any particular factor.

     The Compensation Committee was advised by the Chief Executive Officer of the base fixed compensation levels and proposed bonus formulae to be applied in setting the compensation of senior management. The Compensation Committee concurred that the levels of compensation established were reasonable and appropriate and provided incentives which, if realized, would produce operating results of value to the Corporation's shareholders.

                                        Edward H. Jennings, Chairperson
                                        Robert L. Fox
                                        Robert S. Hamilton
                                        Henry M. O'Neill, Jr.

                                PERFORMANCE GRAPH

           COMPARISON OF FIVE-YEAR CUMULATIVE TOTAL SHAREHOLDER RETURN
            OF LANCASTER COLONY CORPORATION, THE S&P MIDCAP 400 INDEX
                        AND THE DOW JONES U.S. FOOD INDEX

     The graph set forth below compares the five-year cumulative total return from investing $100 on June 30, 2000 in each of the Corporation's Common Stock, the S&P Midcap 400 Index and the Dow Jones U.S. Food Index. It is assumed that all dividends are reinvested.

                               (PERFORMANCE GRAPH)

                        CUMULATIVE TOTAL RETURN (DOLLARS)

                                6/00     6/01     6/02     6/03     6/04     6/05
                               ------   ------   ------   ------   ------   ------
Lancaster Colony Corporation   100.00   173.25   191.17   211.59   232.64   245.46
S&P Midcap 400                 100.00   108.87   103.74   103.00   131.82   150.31
Dow Jones U.S. Food            100.00    97.80   116.25   113.73   137.24   144.22

                             AUDIT COMMITTEE REPORT

     The Audit Committee is comprised solely of nonemployee directors, each of whom has been determined by the Board of Directors to be independent under the requirements of The Nasdaq Stock Market and SEC rules. In addition, the Board of Directors has determined that Mr. Bachmann is a "financial expert" as defined by SEC rules. The Audit Committee held six meetings during fiscal 2005. The Audit Committee operates under a written charter, which is available on the corporate governance page of the Corporation's web site at www.lancastercolony.com. Under the charter, the Audit Committee's responsibilities include:

     -    Appointment and oversight of the independent auditors;

     - Approval of the fees and other compensation to be paid to the Corporation's independent auditor;

     - Pre-approval of all auditing services and permitted non-audit services by the Corporation's independent auditor;

     - Review of the Corporation's annual financial statements to be included in the Corporation's Annual Report on Form 10-K;

     - Oversight of the review and response to complaints made to the Corporation regarding accounting, internal accounting controls and auditing matters;

     -    Oversight of the internal audit function; and

     -    Review and approval of related party transactions.

     Management is responsible for the Corporation's internal controls and preparing the Corporation's consolidated financial statements and a report on management's assessment of the effectiveness of internal control over financial reporting. The Corporation's independent registered public accounting firm, Deloitte & Touche LLP, is responsible for performing an independent audit of the consolidated financial statements and issuing a report thereon, as well as for auditing management's assessment of the effectiveness of internal control over financial reporting and also auditing the effectiveness of internal control over financial reporting and issuing a report thereon. Their audits are performed in accordance with the standards of the Public Company Accounting Oversight Board. The Audit Committee is responsible for overseeing the conduct of these activities and appointing the Corporation's independent registered public accounting firm. In performing its oversight function, the Audit Committee relies, without independent verification, on the information provided to it and on representations made by management and the independent registered public accounting firm.

     In conducting its oversight function, the Audit Committee discusses with the Corporation's internal auditors and the Corporation's independent registered public accounting firm, with and without management present, the overall scope and plans for their respective audits. The Audit Committee also reviews the Corporation's programs and key initiatives to design, implement and maintain effective internal controls over financial reporting and disclosure controls. The Audit Committee has sole discretion, in its areas of responsibility and at the Corporation's expense, to engage independent advisors as it deems appropriate and to approve the fees and retention terms of such advisors.

     The Audit Committee meets with the internal auditors and independent registered public accounting firm, with and without management present, to discuss the results of their examinations, the evaluations of the Corporation's internal controls and the overall quality of the Corporation's financial reporting. The Audit Committee has reviewed and discussed with management and Deloitte & Touche LLP the audited financial statements for the fiscal year ended June 30, 2005. The Audit Committee has also reviewed and discussed management's assessment of internal control over financial reporting with management and Deloitte & Touche LLP. The Audit Committee also reviewed and discussed with Deloitte & Touche LLP its reports (i) on the Corporation's annual financial statements, and (ii) that management's assessment that the Corporation maintained effective internal control over financial reporting as of June 30, 2005 was fairly stated and that the Corporation maintained, in all material respects, effective internal control over financial reporting as of June 30, 2005.

     The Audit Committee reviewed with Deloitte & Touche LLP the matters required to be discussed by Statement on Auditing Standards No. 61 (Communications with Audit Committees). In addition, the Audit Committee discussed with Deloitte & Touche LLP their independence from management, and the Audit Committee has received from Deloitte & Touche LLP the written disclosures required by Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees).

     Based on its review of the audited consolidated financial statements and discussions with management and Deloitte & Touche LLP, referred to above, the Audit Committee recommended to the Board the inclusion of the audited financial statements for the fiscal year ended June 30, 2005 in the Corporation's Annual Report on Form 10-K for filing with the SEC.

                                        James B. Bachmann, Chairperson
                                        Robert S. Hamilton
                                        Edward H. Jennings
                                        Zuheir Sofia

                                 PROPOSAL NO. 2

                 APPROVAL OF THE ADOPTION OF THE 2005 STOCK PLAN

     On May 25, 2005, the Board of Directors adopted the Lancaster Colony Corporation 2005 Stock Plan (the "Plan"), subject to shareholder approval at the Annual Meeting. The Corporation is asking the shareholders to approve the adoption of the Plan and the reservation of a total of 2,000,000 shares of common stock for issuance under the Plan. The Board of Directors believes stock options and other stock-based incentives play an important role in retaining the services of outstanding personnel and in encouraging such individuals to have a greater financial investment in the Corporation.

     The Corporation previously adopted the Lancaster Colony Corporation 1995 Stock Option Plan (the "1995 Plan") in 1995. Pursuant to the term of the 1995 Plan, such Plan terminated in August 2005. If the shareholders approve adoption of the Plan, it will be effective November 21, 2005 and will terminate on May 24, 2015, unless the Board of Directors terminates it earlier or extends it with the approval of the shareholders. The proposed Plan is set forth in Appendix C. The material features of the proposed Plan are as follows:

GENERAL INFORMATION

     Plan Administration. The Plan is administered, with respect to grants to employees, directors, officers, and consultants, by the plan administrator, defined as the Board or one or more committees designated by the Board (and referred to as the "Committee"). The Compensation Committee of the Board of Directors will administer the Plan. The Compensation Committee is comprised solely of nonemployee directors. The Committee establishes the terms and conditions of awards granted under the Plan, subject to certain limitations in the Plan. With respect to grants to officers and directors, the Committee shall be constituted in such a manner as to satisfy applicable laws, including Rule 16b-3 promulgated under the Securities Exchange Act of 1934, as amended, and
Section 162(m) of Code. The Committee may delegate to the Chief Executive Officer or other executive officers of the Corporation certain authority under the Plan, including the authority to grant awards to eligible employees who are not officers subject to Section 16 of the Securities Exchange Act of 1934. As of June 30, 2005, there were approximately 5,000 individuals eligible to participate in the Plan. Although the number of individuals who will receive awards under the Plan is not determinable, the Corporation granted stock options to approximately 215 employees under the 1995 Plan in 2005.

     Eligible Participants. The Committee may grant awards to employees, directors and consultants.

     Shares Available. The aggregate number of shares of common stock that may be issued or transferred to grantees under the Plan is 2,000,000 shares. If there is a stock split, stock dividend or other relevant change affecting our shares, appropriate adjustments will be made in the number of shares that may be issued or transferred in the future under the Plan and in the number of shares and price of all outstanding grants made before such event. If shares under a grant are not issued or transferred, those shares could be granted again in the future. Payment of cash in lieu of shares would be considered an issuance or transfer or the shares. The maximum number of shares with respect to which options and stock appreciation rights may be granted to a participant during a calendar year is 50,000 shares. For awards of restricted stock, restricted stock units, performance shares and performance units that are intended to be performance-based compensation under Section 162(m) of the Code, the maximum number of shares subject to such awards that may be granted to a participant during a calendar year is 50,000 shares.

     Terms and Conditions of Awards. The Plan provides for the grant of stock options, restricted stock, restricted stock units, stock appreciation rights, performance shares and performance units (collectively referred to as "awards"). The Committee has the authority to create other types of awards under the Plan in addition to those specifically described in the Plan. These awards must be valued in whole or in part by reference to, or must otherwise be based on, the shares of the Corporation's common stock (or the cash equivalent of such shares). Stock options granted under the Plan may be either incentive stock options under the provisions of Section 422 of the Code or nonstatutory stock options. Incentive stock options may be granted only to employees. Awards other than incentive stock options may be granted to employees, directors and consultants.

     Subject to applicable laws and the terms of the Plan, the Committee has the authority, in its discretion, to select employees, directors and consultants to whom awards may be granted from time to time, to determine whether and to what extent awards are granted, to determine the number of shares of the Corporation's common stock or the amount of other consideration to be covered by each award (subject to the limitations set forth above under "Shares Available"), to approve award agreements for use under the Plan, to determine the terms and conditions of any award (including the vesting schedule applicable to the award), to construe and interpret the terms of the Plan and awards granted, and to take such other action not inconsistent with the terms of the Plan as the Committee deems appropriate.

     Awards of restricted stock, restricted stock units, performance shares and performance units issued under the Plan shall vest and be released from the risk of forfeiture over a period of no less than one year measured from the date of issuance of the award. The vesting schedule for awards of restricted stock, restricted stock units, performance shares and performance units may only be amended by the Committee in the event of a change in control or in the event of the participant's death or disability.

     Each award granted under the Plan shall be designated in an award agreement. In the case of an option, the option shall be designated as either an incentive stock option or a nonstatutory stock option. To the extent that the aggregate fair market value of shares of the Corporation's common stock subject to options designated as incentive stock options that become exercisable for the first time by a participant during any calendar year exceeds $100,000, such excess options shall be treated as nonstatutory stock options.

     The term of any option granted under the Plan may not be for more than ten years (or five years in the case of an incentive stock option granted to any participant who owns stock representing more than 10% of the combined voting power of the Corporation or any parent or subsidiary of the Corporation).

     The Plan authorizes the Committee to grant incentive stock options and non-qualified stock options at an exercise price not less than 100% of the fair market value of the common stock on the date the option is granted (or 110%, in the case of an incentive stock option granted to any employee who owns stock representing more than 10% of the combined voting power of the Corporation or any parent or subsidiary of the Corporation). In the case of awards intended to qualify as "performance based compensation" within the meaning of Section 162(m) of the Code, the exercise or purchase price shall be not less than 100% of the fair market value of the common stock on the date the option is granted. In the case of all other awards granted under the Plan, the exercise or purchase price shall be determined by the Committee. The exercise or purchase price is generally payable in cash, check, or shares of common stock.

     The Plan provides that (1) any reduction of the exercise or purchase price of any award under the Plan shall be subject to shareholder approval and (2) canceling any award under the Plan at a time when its exercise price exceeds the fair market value of the underlying shares in exchange for another award shall be subject to shareholder approval.

     Termination of Service. An award may not be exercised after the termination date as set forth in the award agreement. If a participant in the Plan terminates continuous service with the Corporation, an award may be exercised only to the extent provided in the award agreement. Where an award agreement permits a participant to exercise an award following termination of service, the award shall terminate to the extent not exercised on the last day of the specified period or the last day of the original term of the award, whichever comes first. Any award designated as an incentive stock option, to the extent not exercised within the time permitted by law for the exercise of incentive stock options following the termination of employment, shall convert automatically to a nonstatutory stock option and thereafter shall be exercisable as a nonstatutory stock option to the extent exercisable by its terms for the period specified in the award agreement.

     Section 162(m) of the Code. No participant may be granted options and stock appreciation rights with respect to more than 50,000 shares during a calendar year. The Committee shall adjust the foregoing limitations proportionately in connection with any change in the Corporation's capitalization due to a stock split, stock dividend or similar event affecting the Corporation's common stock. The Committee's determination shall be final and binding. Under Code Section 162(m), no deduction is allowed in any taxable year of the Corporation for compensation in excess of $1 million paid to the Corporation's chief executive officer and the four other most highly compensated officers of the Corporation. An exception to this rule applies to compensation that is paid pursuant to a stock incentive plan approved by shareholders and that specifies, among other things, the maximum number of shares with respect to which options and stock appreciation rights may be granted to eligible participants under such plan during a specified period. Compensation paid pursuant to options or stock appreciation rights granted under such a plan and with an exercise price equal to the fair market value of the Corporation's common stock on the date of grant is deemed to be inherently performance-based, since such awards provide value to participants only if the stock price appreciates. To the extent required by
Section 162(m) of the Code or the regulations thereunder, in applying the foregoing limitation, if any option or stock appreciation right is canceled, the canceled award shall continue to count against the maximum number of shares of the Corporation's common stock with respect to which an award may be granted to a participant.

     For awards of restricted stock, restricted stock units, performance shares and performance units that are intended to be performance-based compensation under Section 162(m) of the Code, the maximum number of shares subject to such awards that may be granted to a participant during a calendar year is 50,000 shares. In order for restricted stock, restricted stock units, performance shares and performance units to qualify as performance-based compensation, the Committee must establish a performance goal with respect to such award in writing not later than 90 days after the commencement of the services to which it relates and while the outcome is substantially uncertain. In addition, the performance goal must be stated in terms of an objective formula or standard. The Plan includes the following performance criteria that may be considered by the Committee when granting performance-based awards: (1) increase in share price, (2) earnings per share, (3) total stockholder return, (4) operating margin, (5) gross margin, (6) return on equity, (7) return on assets, (8) return on investment, (9) operating income, (10) net operating income, (11) pretax profit, (12) cash flow, (13) revenue, (14) expenses, (15) earnings before interest, taxes and depreciation, (16) economic value added and (17) market share.

     Change in Capitalization. Subject to any required action by our shareholders, the Committee shall proportionately adjust the number of shares of common stock covered by outstanding awards, the number of shares of common stock that have been authorized for issuance under the Plan, the exercise or purchase price of each outstanding award, the maximum number of shares of common stock that may be granted subject to awards to any participant in a calendar year, and the like, shall be proportionally adjusted by the Committee in the event of (1) any increase or decrease in the number of issued shares of common stock resulting from a stock split, stock dividend, combination or reclassification or similar event affecting our common stock, (2) any other increase or decrease in the number of issued shares of common stock effected without receipt of consideration by the Corporation or (3) as the Committee may determine in its discretion, in the event any other transaction with respect to common stock including a corporate merger, consolidation, acquisition of property or stock, separation (including a spin-off or other distribution of stock or property), reorganization, liquidation (whether partial or complete), distribution of cash or other assets to shareholders other than a normal cash dividend, or any similar transaction.

     Conversion of any convertible securities of the Corporation shall not be deemed to have been "effected without receipt of consideration." The Committee shall make these adjustments and its determination shall be final and binding.

     Adjustments upon Merger or Change in Control. The Plan provides that in the event of a merger with or into another corporation or a "change in control," including the sale of all or substantially all of the Corporation's assets, the successor corporation will assume or substitute an equivalent award for each outstanding award. Unless the Committee determines otherwise, any outstanding options or stock appreciation rights not assumed or substituted for will be fully vested and exercisable, including shares that would not otherwise have been vested and exercisable, for a period of time (as determined by the Committee) after the date of notice to the optionee. The option or stock appreciation right will terminate at the end of such period. Unless the Committee determines otherwise, any restricted stock, performance shares, performance units, restricted stock units or other stock based awards not assumed or substituted for will be fully vested as to all of the shares subject to the award, including shares which would not otherwise be vested. Awards held by outside directors will become fully vested and exercisable immediately prior to a merger or change in control.

     Transferability of Awards. Unless the Committee determines otherwise, the Plan does not allow for the transfer of awards other than by will or by the laws of descent and distribution, and only the participant may exercise an award during his or her lifetime.

     Amendment and Termination of the Plan. The Plan will automatically terminate on May 24, 2015, unless the Corporation terminates it sooner. In addition, the Board of Directors has the authority to amend, suspend or terminate the Plan provided it does not adversely affect any award previously granted under the Plan. To the extent necessary to comply with applicable provisions of federal securities laws, state corporate and securities laws, the Code, the rules of any applicable stock exchange or national market system, and the rules of any non-U.S. jurisdiction applicable to awards granted to residents therein, the Corporation shall obtain shareholder approval of any such amendment to the Plan in such a manner and to such a degree as required.

U.S. FEDERAL INCOME TAX CONSEQUENCES

     The following summary of the federal income tax consequences of the Plan transactions is based upon federal income tax laws in effect on the date of this proxy statement. This summary does not purport to be complete, and does not discuss, state, local or non-U.S. tax consequences.

     Nonstatutory Stock Options. The grant of a nonstatutory stock option under the Plan will not result in any federal income tax consequences to the participant or to the Corporation. Upon exercise of a nonstatutory stock option, the participant is subject to income taxes at the rate applicable to ordinary compensation income on the difference between the option exercise price and the fair market value of the shares on the date of exercise. This income is subject to withholding for federal income and employment tax purposes. The Corporation is entitled to an income tax deduction in the amount of the income recognized by the participant, subject to possible limitations imposed by Section 162(m) of the Code and so long as the Corporation withholds the appropriate taxes with respect to such income (if required) and the participant's total compensation is deemed reasonable in amount. Any gain or loss on the participant's subsequent disposition of the shares of common stock will receive long- or short-term capital gain or loss treatment, depending on whether the shares are held for more than one year following exercise. The Corporation does not receive a tax deduction for any such gain.

     Incentive Stock Options. The grant of an incentive stock option under the Plan will not result in any federal income tax consequences to the participant or to the Corporation. A participant recognizes no federal taxable income upon exercising an incentive stock option (subject to the alternative minimum tax rules discussed below), and the Corporation receives no deduction at the time of exercise. In the event of a disposition of stock acquired upon exercise of an incentive stock option, the tax consequences depend upon how long the participant has held the shares of common stock. If the participant does not dispose of the shares within two years after the incentive stock option was granted, nor within one year after the incentive stock option was exercised, the participant will recognize a long-term capital gain (or loss) equal to the difference between the sale price of the shares and the exercise price. The Corporation is not entitled to any deduction under these circumstances.

     If the participant fails to satisfy either of the foregoing holding periods, he or she must recognize ordinary income in the year of the disposition (referred to as a "disqualifying disposition"). The amount of such ordinary income generally is the lesser of (1) the difference between the amount realized on the disposition and the exercise price or (2) the difference between the fair market value of the stock on the exercise date and the exercise price. Any gain in excess of the amount taxed as ordinary income will be treated as a long- or short-term capital gain, depending on whether the stock was held for more than one year. The Corporation, in the year of the disqualifying disposition, is entitled to a deduction equal to the amount of ordinary income recognized by the participant, subject to possible limitations imposed by Section 162(m) of the Code and so long as the Corporation withholds the appropriate taxes with respect to such income (if required) and the participant's total compensation is deemed reasonable in amount.

     The "spread" under an incentive stock option (i.e., the difference between the fair market value of the shares at exercise and the exercise price) is classified as an item of adjustment in the year of exercise for purposes of the alternative minimum tax. If a participant's alternative minimum tax liability exceeds such participant's regular income tax liability, the participant will owe the larger amount of taxes. In order to avoid the application of alternative minimum tax with respect to incentive stock options, the participant must sell the shares within the same calendar year in which the incentive stock options are exercised. However, such a sale of shares within the same year of exercise will constitute a disqualifying disposition, as described above.

     Restricted Stock and Performance Shares. The grant of restricted stock or performance shares will subject the recipient to ordinary compensation income on the difference between the amount paid for such stock and the fair market value of the shares on the date that the restrictions lapse. This income is subject to withholding for federal income and employment tax purposes. The Corporation is entitled to an income tax deduction in the amount of the ordinary income recognized by the recipient, subject to possible limitations imposed by Section 162(m) of the Code and so long as the Corporation withholds the appropriate taxes with respect to such income (if required) and the participant's total compensation is deemed reasonable in amount. Any gain or loss on the recipient's subsequent disposition of the shares will receive long- or short-term capital gain or loss treatment depending on how long the stock has been held since the restrictions lapsed. The Corporation does not receive a tax deduction for any such gain.

     Recipients of restricted stock or performance shares may make an election under Section 83(b) of the Code ("Section 83(b) Election") to recognize as ordinary compensation income in the year that such restricted stock or performance shares are granted, the amount equal to the spread between the amount paid for such stock and the fair market value on the date of the issuance of the stock. If such an election is made, the recipient recognizes no further amounts of compensation income upon the lapse of any restrictions and any gain or loss on subsequent disposition will be long- or short-term capital gain to the recipient. The Section 83(b) Election must be made within thirty days from the time the restricted stock or performance shares are issued.

     Stock Appreciation Rights. Recipients of stock appreciation rights ("SARs") generally should not recognize income until the SAR is exercised (assuming there is no ceiling on the value of the right). Upon exercise, the participant will normally recognize taxable ordinary income for federal income tax purposes equal to the amount of cash and fair market value the shares, if any, received upon such exercise. Participants who are employees will be subject to withholding for federal income and employment tax purposes with respect to income recognized upon exercise of an SAR. Participants will recognize gain upon the disposition of any shares received on exercise of an SAR equal to the excess of (1) the amount realized on such disposition over (2) the ordinary income recognized with respect to such shares under the principles set forth above. That gain will be taxable as long- or short-term capital gain depending on whether the shares were held for more than one year.

     The Corporation will be entitled to a tax deduction to the extent and in the year that ordinary income is recognized by the participant, subject to possible limitations imposed by Section 162(m) of the Code and so long as the Corporation withholds the appropriate taxes with respect to such income (if required) and the participant's total compensation is deemed reasonable in amount.

     Restricted Stock Units and Performance Units. Recipients of restricted stock units or performance units generally should not recognize income until such units are converted into cash or shares of stock. Upon conversion, the participant will normally recognize taxable ordinary income for federal income tax purposes equal to the amount of cash and fair market value the shares, if any, received upon such conversion. Participants who are employees will be subject to withholding for federal income and employment tax purposes with respect to income recognized upon conversion of the restricted stock units or performance units. Participants will recognize gain upon the disposition of any shares received upon conversion of the restricted stock units or performance units equal to the excess of (i) the amount realized on such disposition over
(ii) the ordinary income recognized with respect to such shares under the principles set forth above. That gain will be taxable as long- or short-term capital gain depending on whether the shares were held for more than one year.

     The Corporation will be entitled to a tax deduction to the extent and in the year that ordinary income is recognized by the participant, subject to possible limitations imposed by Section 162(m) of the Code and so long as the Corporation withholds the appropriate taxes with respect to such income (if required) and the participant's total compensation is deemed reasonable in amount.

     Dividends and Dividend Equivalents. Recipients of stock-based awards that earn dividends or dividend equivalents will recognize taxable ordinary income on any dividend payments received with respect to unvested and/or unexercised shares subject to such awards, which income is subject to withholding for federal income and employment tax purposes. The Corporation is entitled to an income tax deduction in the amount of the income recognized by a participant, subject to possible limitations imposed by Section 162(m) of the Code and so long as the Corporation withholds the appropriate taxes with respect to such income (if required) and the individual's total compensation is deemed reasonable in amount.

OTHER INFORMATION

     If the shareholders approve adoption of the Plan, it will be effective November 21, 2005 and will terminate on May 24, 2015, unless the Board of Directors terminates it earlier or extends it with the approval of the shareholders. If the shareholders approve the adoption of the Plan, the Corporation intends to file a registration statement covering the offering of the shares under the Plan with the SEC pursuant to the Securities Act of 1933. The Board may amend the Plan as it deems advisable but, if the rules of the SEC or the Nasdaq listing rules require the Corporation to obtain shareholder approval, then the Corporation will seek approval. Unless approved by shareholders or as specifically otherwise required by the Plan (for example, in the case of a stock split), no adjustments or reduction of the exercise price of any outstanding incentive may be made in the event of a decline in stock price, either by reducing the exercise price of outstanding incentives or by canceling outstanding incentives in connection with regranting incentives at a lower price to the same individual.

     The Compensation Committee will determine which employees will participate in the Plan and the amounts of their allotments, subject to any restrictions outlined in the Plan and summarized above. As of the date of this proxy statement, the Compensation Committee has not determined future awards that may be made under the plan. Accordingly, it is not possible to determine future benefits or the terms of any awards that may be issued under the Plan.

EQUITY COMPENSATION PLAN INFORMATION

     The following table summarizes information about the common stock that may be issued upon the exercise of options as of June 30, 2005. The 1995 Key Employee Stock Option Plan was the only equity compensation plan in existence as of June 30, 2005. The 1995 Key Employee Stock Option Plan terminated by its terms in August 2005. As such, no additional equity compensation awards are permitted under such plan.

                                        NUMBER OF                            NUMBER OF COMMON
                                         COMMON                              SHARES REMAINING
                                      SHARES TO BE                         AVAILABLE FOR FUTURE
                                       ISSUED UPON    WEIGHTED-AVERAGE    ISSUANCE UNDER EQUITY
                                       EXERCISE OF   EXERCISE PRICE OF      COMPENSATION PLANS
                                       OUTSTANDING      OUTSTANDING      (EXCLUDING COMMON SHARES
                                         OPTIONS          OPTIONS        REFLECTED IN COLUMN (A))
                                           (A)              (B)                     (C)
                                      ------------   -----------------   ------------------------
Equity Compensation Plans
   Approved by Shareholders .......      590,104           $38.77               1,569,634
Equity Compensation Plans
   Not Approved by Shareholders ...           --               --                      --
                                         -------           ------               ---------
   Total ..........................      590,104           $38.77               1,569,634
                                         =======           ======               =========

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" PROPOSAL NO. 2.

                  INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

     Deloitte & Touche LLP has acted as the independent registered public accounting firm of the Corporation during the fiscal year ended June 30, 2005. Deloitte & Touche LLP is expected to have a representative present at the Annual Meeting who may make a statement, if desired, and will be available to answer appropriate questions.

                             AUDIT AND RELATED FEES

     The following table recaps Deloitte & Touche LLP fees pertaining to the fiscal years ended June 30, 2005 and 2004:

                                                              2005        2004
                                                           ----------   --------
Audit Fees(1) ..........................................   $2,028,000   $591,200
Audit-Related Fees(2) ..................................           --      9,300
Tax Fees ...............................................           --         --
All Other Fees .........................................           --         --
                                                           ----------   --------
   Total Fees...........................................   $2,028,000   $600,500
                                                           ==========   ========

----------
(1) The increase in audit fees from fiscal 2004 to 2005 is primarily the result of fees incurred in connection with the Sarbanes-Oxley Act.

(2) Audit-related fees were for employee benefit plan audits, due diligence services and performance of agreed-upon procedures.

     The Audit Committee has considered whether the provisions for non-audit services are compatible with maintaining the independence of Deloitte & Touche LLP. The Audit Committee's pre-approval policies and procedures for non-audit services are described in the "Statement of Policy of the Audit Committee of Lancaster Colony Corporation Pre-Approval of Engagements With the Independent Auditor for Non-Audit Services" attached as Appendix I to the Corporation's Audit Committee Charter. For the fiscal year ended June 30, 2005, all of the services described above were pre-approved by the Audit Committee.

                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

     The Corporation contracts with John Gerlach & Company, an accounting partnership, to provide certain internal auditing, general accounting and tax services of a type generally available from an independent accounting firm. A brother-in-law of the Company's chief executive officer is a partner in the firm. The fee paid to John Gerlach & Company for its services is determined based on the hours of work performed and is reviewed by the Audit Committee. The fees incurred for services rendered for the fiscal year ended June 30, 2005 were $348,000.

     David P. Gerlach, a former employee of the Corporation, is the brother of John B. Gerlach, Jr., the Corporation's Chairman, Chief Executive Officer and President. In fiscal 2005, David P. Gerlach was paid $69,500. David P. Gerlach left the Corporation in October 2005.

     Thomas L. Rosa, a former Group Vice President, Finance, is the brother of Bruce L. Rosa, the Corporation's Vice President of Development. In fiscal 2005, Thomas L. Rosa was paid total compensation of $201,205. Thomas L. Rosa left the Corporation in March 2005.

     On March 9, 2005, the Corporation, pursuant to its previously announced share repurchase program, purchased 230,000 shares of common stock from the Estate of Dorothy B. Fox (the "Estate") at a price per share of $42.634, which is equal to the average closing price of the Corporation's Common Stock over the ten (10) trading days beginning February 23, 2005, as adjusted to reflect the effects of the Corporation's previously declared dividend. Mr. Fox, a Director of the Corporation, serves as Executor of the Estate.

                              SHAREHOLDER PROPOSALS

     Shareholder proposals intended to be in the Proxy Statement for the 2006 Annual Meeting of Shareholders must be received by the Corporation at its principal executive offices no later than June 15, 2006. In addition, if a shareholder fails to provide the Corporation notice of any shareholder proposal on or before August 29, 2006, then the Corporation may vote in its discretion as to the proposal all of the shares for which it has received proxies for the 2006 Annual Meeting of Shareholders.

                                  OTHER MATTERS

     As of the date of this Proxy Statement, the Board of Directors knows of no other business that will come before the Annual Meeting. Should any other matter requiring the vote of the shareholders arise, the enclosed proxy confers upon the proxy holders discretionary authority to vote the same in respect to the resolution of such other matters as they, in their best judgment, believe to be in the interest of the Corporation.

                                        By Order of the Board of Directors
                                        JOHN B. GERLACH, JR.
                                        Chairman of the Board,
                                        Chief Executive Officer
                                        and President

October 17, 2005

                                                                      APPENDIX A

                          LANCASTER COLONY CORPORATION

                         CORPORATE GOVERNANCE PRINCIPLES

     Lancaster Colony's Board of Directors believes that good corporate governance principles and practices provide a sound framework to assist the Board in fulfilling its responsibilities to shareholders. The Board recognizes the interests of the Company's shareholders, employees, customers, suppliers, consumers, creditors and the communities in which the Company operates, who are all essential to the Company's success. Accordingly, the Board has adopted these principles relating to its role, composition, structure and functions. The Board periodically reviews these principles and other aspects of its corporate governance framework, including Board committee charters.

ROLE AND FUNCTIONS OF THE BOARD

                          ROLE OF BOARD AND MANAGEMENT

     Lancaster Colony's business is conducted by its employees, managers and officers, under the direction of the chief executive officer (CEO) and the oversight of the Board, to enhance the long-term value of the Company for its shareholders. The Board of Directors is elected by the shareholders to oversee management and to ensure that the long-term interests of the shareholders are being served. Directors must fulfill duties of care and loyalty and act with integrity as they actively pursue Board matters and carry out their responsibilities. Lancaster Colony's management must fulfill duties of care and loyalty and act with integrity as they actively pursue management matters and carry out their management roles.

                                 BOARD FUNCTIONS

     As part of its oversight function, the Board approves the long-term strategy and vision for the Company, regularly meets and reviews and discusses reports by management on the performance of the Company, its strategic plans, vision, goals, financial objectives and prospects, as well as significant issues and risks facing the Company. The Board also selects, monitors and evaluates the performance of, and determines compensation and succession planning for, the CEO. The Board approves directives, policies and procedures developed and recommended by the CEO to optimize the growth and profitability of the Company, the Company's compliance with laws and regulations, and the long-term value of shareholders' equity. The Board also oversees that processes are in place for maintaining the integrity of the Company's relationships with stakeholders, including shareholders, employees, customers, suppliers, consumers, creditors and the communities in which it operates.

     The Board oversees the Company's ethics and compliance with laws and regulations.

     Except where Board committees have sole authority to act as required by applicable law or rules of the Nasdaq Stock Market ("Nasdaq"), and except to the extent of the delegations of authority by the Board to the Board Committees, it is the general policy of the Company that major decisions and issues be considered by the Board as a whole.

SELECTION AND COMPOSITION OF THE BOARD

                         BOARD MEMBERSHIP QUALIFICATIONS

     Directors should possess the highest personal and professional ethics, integrity and values and be committed to representing the long-term interests of shareholders. They must have an inquisitive and objective perspective, mature judgment and demonstrated leadership in large companies or government, finance or accounting, higher education or other fields, or otherwise have a demonstrated ability to provide leadership through relevant expertise, industry knowledge, or marketing acumen. Directors must be able to devote sufficient time to effectively fulfill their responsibilities and duties and must be willing to limit their other activities to ensure this ability. Nominees should also represent all shareholders rather than special interest groups or any group of shareholders.

                   SELECTION AND NOMINATION OF BOARD NOMINEES

     The Board members are elected by the shareholders at the annual meeting of shareholders on a staggered basis to serve three-year terms.

     The Board has the responsibility for nominating director candidates to shareholders and filling vacancies. The Nominating and Governance Committee is responsible for recommending candidates to the Board, as well as for recommending for approval by the Board any changes to the selection criteria for nominees for election to the Board.

     Nominees should be selected on the basis of the qualifications set forth above and in the Charter of the Nominating and Governance Committee. In determining whether to recommend a director for re-election, the Nominating and Governance Committee also considers the director's past attendance at meetings, and participation in and contribution to the activities of the Board.

                                SIZE OF THE BOARD

     The Board believes that the appropriate size of the Board should be in the range of 8 - 12 directors. The Board periodically reviews the appropriate size of the Board.

                                BOARD LEADERSHIP

     The Board is led by the Chairman of the Board, who has specific duties and responsibilities concerning Board meetings and providing information to the Board.

     The CEO and other corporate executive officers are selected by the Board. The Board periodically determines whether or not the role of Chairman and CEO should be separate or combined based on the Company's circumstances at that point in time. Presently, the Board believes that the positions of Chairman and CEO should be held by the same person, as this combination has served and is serving the Company well by providing unified leadership and direction. During executive sessions for nonemployee directors at each regularly scheduled Board meeting, the role of presiding director is rotated among the independent directors.

                                  INDEPENDENCE

     A substantial majority of the directors are and will continue to be independent directors who meet Nasdaq's definition of independence and whom the Board determines to be independent. The Board as a whole, upon recommendation of the Nominating and Governance Committee and by resolution, affirmatively determines the independence of any director.

                        ETHICS AND CONFLICTS OF INTEREST

     The Board expects its directors, as well as the Company's officers and employees, to act ethically at all times, to comply individually with and oversee the Company's compliance with all laws and regulations applicable to the conduct of the Company's business, and to acknowledge their adherence to the policies comprising Lancaster Colony's Code of Business Ethics. The Board will resolve any conflict of interest question involving a director, the CEO or an executive officer, and the CEO or Corporate Counsel, as appropriate, will resolve any conflict of interest issue involving any other employee of the Company.

                           RETIREMENT AND RESIGNATION

     No director may stand for re-election after attaining age 75, unless this requirement is waived by the Board for a valid reason.

     Should a director's principal occupation or business association change substantially during his or her tenure as a director, that director shall tender his or her resignation for consideration by the Nominating and Governance Committee. The Nominating and Governance Committee will recommend to the Board the action, if any, to be taken with respect to the resignation. Any director who is a full-time employee of the Company shall offer to resign from the Board at the time of his or her retirement, resignation or removal from full-time employment.

                                   TERM LIMITS

     The Board does not believe that it should establish term limits. While term limits could help ensure that there are fresh ideas and viewpoints available to the Board, they could cause the Company to lose the contribution of directors who over time have developed increasing insight into the Company and its operations and therefore provide an increasing contribution to the Board as a whole. As an alternative to term limits, the Nominating and Governance Committee periodically reviews director contributions to the Board.

BOARD COMMITTEES

                    NUMBER AND RESPONSIBILITIES OF COMMITTEES

     The Board has determined that it will constitute only those committees that it believes are critical to the efficient operation of the Board or are required by applicable law or a listing standard. The current three committees of the Board are (i) Audit, (ii) Compensation, and (iii) Nominating and Governance. The membership of the Audit, Compensation, and Nominating and Governance committees consist entirely of independent directors, as defined by Nasdaq and determined in accordance with the Board's review. The Board may form new committees and, when permitted under applicable law or Nasdaq rules, disband an existing committee and delegate additional responsibilities to a committee. The Nominating and Governance Committee shall periodically review the Board's committee structure and recommend any changes to the Board. The responsibilities of the committees are set forth in written charters, which are reviewed periodically.

                   ASSIGNMENT AND REMOVAL OF COMMITTEE MEMBERS

     Committee members are appointed to committees by the Board of Directors, upon recommendation of the Nominating and Governance Committee. Committee assignments are based on the Board member's independence, business and professional experience, qualifications and public service as well as any requirements set forth in the respective committee charter and any Nasdaq rule and other regulatory requirements. The need for continuity, subject matter expertise, tenure and the preferences of the individual Board members will also be considered. Committee members will serve until their resignation, retirement or removal by the Board, or until a successor is appointed. A committee member may be removed by majority vote of the independent directors of the full Board of Directors.

                               COMMITTEE MEETINGS

     The chair of each committee, in consultation with committee members and in compliance with Nasdaq rules and other regulatory requirements, determines the frequency of committee meetings and develops, with the assistance of management, meeting agendas. Each committee reports to the full Board on matters addressed by the committees in their meetings.

                                COMMITTEE CHAIRS

     The chair of each committee will be appointed by the Board upon the review and recommendation by the Nominating and Governance Committee.

BOARD OPERATIONS

                                 BOARD MEETINGS

     Regularly scheduled meetings of the Board are held at least four times per year. The Board may hold additional meetings, including by teleconference or other electronic means, as needed to discharge its responsibilities. The chair establishes the agenda for each Board meeting based on input from Board members for agenda items. Directors are generally expected to attend regularly scheduled meetings and to have, prior to the meeting, reviewed all meeting materials distributed to them in advance.

                               EXECUTIVE SESSIONS

     The nonemployee directors of the Board meet in executive session at each Board meeting, without any management directors and any other members of management present. The responsibility for chairing executive sessions for nonemployee directors rotates among the nonemployee directors.

                                 BOARD MATERIALS

     Information and data that is important to the business to be considered at a Board or committee meeting is distributed in advance of the meeting, to the extent possible. Sensitive subject matters may be discussed at the meeting without written materials being distributed in advance.

                                BOARD ASSESSMENT

     The Board periodically assesses the effectiveness of the Board and its committees. This assessment is based, in part, on the Nominating and Governance Committee's evaluation of the Board and the committees and each director's evaluation of the Board and the committees of the Board.

               MANAGEMENT EVALUATION, SUCCESSION AND COMPENSATION

     The Board has delegated the responsibility of performing an annual review of the performance of the CEO to the Compensation Committee of the Board. The Compensation Committee annually reviews and approves corporate goals and objectives relevant to the Company's CEO's compensation and evaluates the CEO's performance in light of such goals and objectives in setting the CEO's salary, bonus and other incentive and equity compensation. The CEO periodically reviews management succession planning and development with the Board.

                               BOARD COMPENSATION

     The Compensation Committee is responsible for recommending any changes in Board compensation. In discharging this duty, the Compensation Committee is guided by the following considerations: compensation should fairly pay directors for work required for a company of Lancaster Colony's size and scope; compensation should align directors' interests with the long-term interests of shareholders; and the structure of compensation should be simple and transparent to understand.

               BOARD ACCESS TO MANAGEMENT AND INDEPENDENT ADVISORS

     Members of the Board have free access to the management of the Company. The Board as a whole, its independent members, and each of its committees have the authority to retain such independent advisors as they determine appropriate to assist in the performance of their functions.

            APPROVAL OF GOALS AND STRATEGIC AND FINANCIAL OBJECTIVES

     The overall strategy of the Company is reviewed periodically at Board meetings.

                            ORIENTATION AND EDUCATION

     The Company provides orientation for new directors on the Company's corporate structure and organization, business units, significant accounting and risk-management issues, governance policies and Code of Business Ethics. Board meetings are held on occasion in locations where there are key Company operations. Directors have the opportunity to visit other Company business sites.

                       SHAREHOLDER PROPOSALS AND CONCERNS

     The response to any shareholder proposals will be the responsibility of management of the Company with oversight by the Board committee with responsibility for the issue raised by the shareholder. The Board will be apprised of shareholder proposals and the Company's response to them.

     Shareholders may express concerns to the outside directors via the Corporate Secretary of Lancaster Colony Corporation at 37 W. Broad Street, Columbus, Ohio 43215.

                                   AMENDMENTS

     The Board may amend these Corporate Governance Principles, or grant waivers in exceptional circumstances, provided that any such modification or waiver may not be a violation of any applicable law, rule or regulation.

            DISCLOSURE AND REVIEW OF CORPORATE GOVERNANCE PRINCIPLES

     These Corporate Governance Principles are available on Lancaster Colony's web site. The Nominating and Governance Committee will review these Corporate Governance Principles at least annually, and will report the results of this review to the full Board.

Adopted: August 24, 2005

                                                                      APPENDIX B

                          LANCASTER COLONY CORPORATION

                        AMENDED CHARTER OF THE NOMINATING

               AND GOVERNANCE COMMITTEE OF THE BOARD OF DIRECTORS

I.   STRUCTURE OF COMMITTEE

     This Charter governs the structure and operation of the Nominating and Governance Committee (the "Committee"). The Committee's role, as more specifically described below, is to identify and evaluate persons qualified for presentation as Director nominees, to present to the Board of Directors (the "Board") qualified slates of nominees for election to the Board by the Company's shareholders, to recommend candidates to fill vacancies occurring between annual shareholder meetings, to develop and periodically review the Company's Corporate Governance Principles, to recommend changes to the Corporate Governance Principles to the Board, to monitor compliance with the Corporate Governance Principles, and to carry out all obligations imposed upon a nominating and governance committee pursuant to the rules and regulations of the Securities and Exchange Commission ("SEC") and of The Nasdaq Stock Market, Inc. ("Nasdaq") as the same may be applicable from time to time.

     The Committee shall be comprised of at least three Directors each of whom meets the definition of independence as set forth in applicable rules of the SEC and Nasdaq. The Members and the Committee Chairperson shall be appointed by the Board. Each Member shall serve for a term expiring at the next annual meeting of Directors and may be removed by the Board at any time.

II.  MEETINGS

     The Committee shall meet as often as deemed necessary by its Chairperson or by any two of its Members. Electronic participation in meetings is acceptable if effected in compliance with the Company's Code of Regulations. The Committee shall have authority, in its areas of responsibility, to retain at Company expense independent advisors and to approve and require payment of fees charged by such advisors. In the performance of its duties, the Committee and its Members shall have unrestricted access to management.

     The Committee shall cause appropriate minutes to be prepared and preserved with respect to its proceedings and shall report its actions to the next following meeting of the Board.

III. DUTIES AND RESPONSIBILITIES

     In discharging its duties, the Committee shall perform the following activities as well as such additional activities as it deems appropriate in light of then applicable rules and regulations of the SEC and Nasdaq:

     A. To identify and review, in consultation with the Company's Chief Executive Officer, candidates for the Board of Directors and to recommend to the Board candidates for election to the Board. Such recommendation shall disclose the source from which the recommendation of such candidate came.

     B. To evaluate and measure those skills and accomplishments which should be possessed by a prospective member of the Board given the then membership of the Board, including such factors as the ethical values, personal integrity and business reputation of the candidate, his or her financial acumen, reputation for effective exercise of sound business judgment, strategic planning capability, indicated interest in providing attention to the duties of a member of the Board, contribution of a diverse frame of reference, personal skills in marketing, manufacturing processes, technology or in other areas where such person's talents may contribute to the effective performance by the Board of its responsibilities.

     C. To review the Committee Charter from time to time for adequacy in light of current conditions and to recommend any appropriate changes to the Board, including, without limitation, those changes which may be required by the SEC with respect to the process of receipt and review of recommendations from shareholders regarding possible Board candidates.

     D. To consider and review the qualifications of those Director candidates recommended by shareholders in a fair and unbiased manner and by application of the same tests and standards which are considered in connection with candidates independently identified by the Committee or otherwise brought to its attention including, without limitation, those factors described in III. B., above. Recommendations from shareholders regarding candidates must be delivered to the Company's Corporate Counsel no later than June 30 of the year in which such shareholder proposes that the recommended candidate stand for election. Such recommendations must be in writing and must include a resume of the prior relevant activities of the proposed candidate and the views of the recommending shareholder regarding his or her qualifications. Such recommendations must be accompanied by a written statement from the proposed candidate agreeing to be identified in the proxy statement as a nominee and, if elected, to serve as a Director.

     E. To report to the Board regarding the number and identity of Directors who were present and who were absent at the most recent annual shareholders meeting and to encourage attendance by Board Members at all shareholder annual meetings.

     F. To develop and, following approval thereof by the Board, to implement a process for the receipt of communications from shareholders to Directors.

     G. To develop and recommend to the Board for approval a set of Corporate Governance Principles applicable to the Company. The Committee shall review the Corporate Governance Principles on an annual basis, or more frequently if appropriate, and recommend changes in the Corporate Governance Principles to the Board as necessary.

     H. Monitor compliance with the Corporate Governance Principles.

     I. To develop and recommend to the Board for its approval a periodic self-evaluation process of the Board and its committees. The Committee shall oversee the self-evaluation process.

     J. Periodically review the Board's committee structure and recommend any changes to the Board.

Adopted: May 26, 2004
Last Amended: August 24, 2005

                                                                      APPENDIX C

                          LANCASTER COLONY CORPORATION
                                 2005 STOCK PLAN

1. PURPOSES OF THE PLAN. The purposes of this Plan are to attract and retain the best available personnel for positions of substantial responsibility, to provide additional incentive to Employees, Directors and Consultants and to promote the success of Lancaster Colony Corporation's business. The Plan permits the grant of any of the following types of awards, as the Administrator determines at the time of the grant: Incentive Stock Options, Nonstatutory Stock Options, Restricted Stock, Stock Appreciation Rights, Restricted Stock Units, Performance Units, Performance Shares and Other Stock-Based Awards. The specifics of the award(s) made shall be reflected in the terms of the written award agreement.

2. DEFINITIONS. As used herein, the following definitions shall apply:

     "ADMINISTRATOR" means the Board or any of its Committees as will be administering the Plan, in accordance with Section 4 of the Plan.

     "AFFILIATE" means, with respect to any specified person, any other person that directly or indirectly, through one or more intermediaries, controls, is controlled by, or is under common control with, such specified person ("control," "controlled by" and "under common control with" will mean the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of a person, whether through ownership of voting securities, by contact or credit arrangement, as trustee or executor, or otherwise).

     "APPLICABLE LAWS" means the requirements relating to the administration of equity-based awards or equity compensation plans under U.S. state corporate laws, U.S. federal and state securities law, the Code, any stock exchange or quotation system on which the Common Stock is listed or quoted and the applicable laws of any foreign country or jurisdiction where Awards are, or will be, granted under the Plan.

     "AWARD" means, individually or collectively, a grant under the Plan of Options, SARs, Restricted Stock, Restricted Stock Units, Performance Units, Performance Shares or Other Stock-Based Awards.

     "AWARD AGREEMENT" means the written agreement setting forth the terms and provisions applicable to each Award granted under the Plan. The Award Agreement is subject to the terms and conditions of the Plan.

     "AWARDED STOCK" means the Common Stock subject to an Award.

     "BOARD" means the Board of Directors of the Company.

     "CHANGE IN CONTROL" means the occurrence of any of the following events:

     (a) Any "person" (as such term is used in Sections 13(d) and 14(d) of the Exchange Act) becomes the "beneficial owner" (as defined in Rule 13d-3 of the Exchange Act), directly or indirectly, of securities of the Company representing fifty percent (50%) or more of the total voting power represented by the Company's then outstanding voting securities;

     (b) The consummation of the sale or disposition by the Company of all or substantially all of the Company's assets; or

     (c) The consummation of a merger or consolidation of the Company with any other corporation, other than a merger or consolidation which would result in the voting securities of the Company outstanding immediately prior thereto continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving entity or its parent) at least fifty percent (50%) of the total voting power represented by the voting securities of the Company or such surviving entity or its parent outstanding immediately after such merger or consolidation.

     "CODE" means the Internal Revenue Code of 1986, as amended. Any reference to a section of the Code in this Plan is also a reference to any successor or amended section of the Code.

     "COMMITTEE" means a committee of Directors or other individuals satisfying Applicable Laws appointed by the Board in accordance with Section 4.

     "COMMON STOCK" means the Common Stock of the Company, or in the case of Performance Units and certain Other Stock-Based Awards, the cash equivalent of the Common Stock of the Company.

     "COMPANY" means Lancaster Colony Corporation, an Ohio corporation, or any of its successors.

     "CONSULTANT" means any person, including an advisor, engaged by the Company or any Parent or Subsidiary to render services and who is compensated for such services.

     "CONTINUOUS STATUS AS AN EMPLOYEE OR CONSULTANT" means the absence of any interruption or termination of service as an Employee or Consultant. Continuous Status as an Employee or Consultant shall not be considered interrupted in the case of sick leave, military leave, or any other leave of absence approved by the Administrator, provided that such leave is for a period of not more than ninety (90) days, unless reemployment upon the expiration of such leave is guaranteed by contract or statute, or unless provided otherwise pursuant to Company policy adopted from time to time, or in the case of transfers between locations of the Company or between the Company, its Subsidiaries or its successor. For purposes of this Plan, a change in status from an Employee to a Consultant or from a Consultant to an Employee will not constitute a termination of employment.

     "DIRECTOR" means a member of the Board.

     "DISABILITY" means total and permanent disability as defined in Section 22(e)(3) of the Code, provided that in the case of Awards other than Incentive Stock Options, the Administrator in its discretion may determine whether a permanent and total disability exists in accordance with uniform and nondiscriminatory standards that the Administrator adopts from time to time.

     "DIVIDEND EQUIVALENT" means a credit made at the discretion of the Administrator to the account of a Participant in an amount equal to the cash dividends paid on one Share for each Share represented by an Award held by such Participant.

     "EMPLOYEE" means any person, including Officers and Directors, employed by the Company or any Parent or Subsidiary of the Company. Neither service as a Director nor payment of a director's fee by the Company will be sufficient to constitute "employment" by the Company.

     "EXCHANGE ACT" means the Securities Exchange Act of 1934, as amended.

     "EXCHANGE PROGRAM" means a program (subject to shareholder approval pursuant to Section 4(b)(viii)) under which (a) outstanding Awards are surrendered or cancelled in exchange for Awards of the same type (which may have lower exercise prices and different terms), Awards of a different type, and/or cash, and/or (b) the exercise price of an outstanding Award is reduced. The Administrator may determine the terms and conditions of any Exchange Program in its sole discretion.

     "FAIR MARKET VALUE" means, as of any date and unless the Administrator determines otherwise, the value of Common Stock determined as follows:

     (a) If the Common Stock is listed on any established stock exchange or a national market system, including without limitation the Nasdaq National Market of the National Association of Securities Dealers, Inc. Automated Quotation ("Nasdaq") System, its Fair Market Value shall be the closing sales price for such stock as quoted on such system on the date of determination (or the closing bid, if no sales were reported on that day) as reported in The Wall Street Journal or such other source as the Administrator deems reliable;

     (b) If the common Stock is regularly quoted by a recognized securities dealer but selling prices are not reported, the Fair Market Value of a Share of Common Stock will be the mean between the high bid and low asked prices for the Common Stock for the day of determination, as reported in The Wall Street Journal or such other source as the Administrator deems reliable; or

     (c) In the absence of an established market for the Common Stock, the Administrator will determine the Fair Market Value in good faith.

     (d) Notwithstanding the preceding, for federal, state, and local income tax reporting purposes and for such other purposes as the Administrator deems appropriate, the Administrator will determine Fair Market Value in accordance with uniform and nondiscriminatory standards it adopts from time to time.

     "INCENTIVE STOCK OPTION" means an option intended to qualify as an incentive stock option within the meaning of Section 422 of the Code and regulations promulgated thereunder.

     "NONSTATUTORY STOCK OPTION" means an Option that by its terms does not qualify or is not intended to qualify as an Incentive Stock Option.

     "OFFICER" means a person who is an officer of the Company within the meaning of Section 16 of the Exchange Act and the rules and regulations promulgated thereunder.

     "OPTION" means a stock option granted pursuant to this Plan.

     "OPTIONED STOCK" means the Common Stock subject to an Option.

     "OPTIONEE" means a Service Provider who receives an Option.

     "OTHER STOCK-BASED AWARDS" means any other awards not specifically described in the Plan that are valued in whole or in part by reference to, or are otherwise based on, Shares and are created by the Administrator pursuant to
Section 12.

     "OUTSIDE DIRECTOR" means a Director who is not an Employee.

     "PARENT" means a "parent corporation" as defined in Section 424(e) of the Code, whether that corporation is existing now or after the date of this Plan.

     "PARTICIPANT" means the holder of an outstanding Award granted under the Plan.

     "PERFORMANCE-BASED COMPENSATION" means compensation qualifying as "performance-based compensation" under Section 162(m) of the Code.

     "PERFORMANCE SHARE" means an Award granted to a Service Provider pursuant to Section 10.

     "PERFORMANCE UNIT" means an Award granted to a Service Provider pursuant to
Section 10.

     "PERIOD OF RESTRICTION" means the period during which the transfer of Shares of Restricted Stock are subject to restrictions and therefore, the Shares are subject to a substantial risk of forfeiture. Such restrictions may be based on the passage of time, the achievement of target levels of performance, or the occurrence of other events as determined by the Administrator.

     "PLAN" means this 2005 Stock Plan.

     "RESTRICTED STOCK" means shares of Common Stock issued pursuant to a Restricted Stock Award under Section 8, Section 11 or Section 12.

     "RESTRICTED STOCK UNIT" means an Award which may be earned in whole or in part upon the passage of time or the attainment of performance objectives established by the Administrator and which may be settled for cash, Shares or other securities or a combination of cash, Shares or other securities as established by the Administrator pursuant to Sections 4 and 11.

     "RULE 16B-3" means Rule 16b-3 of the Exchange Act or any successor to Rule 16b-3, as in effect when discretion is being exercised with respect to the Plan.

     "SECTION" unless otherwise specified, refers to numbered sections of this Plan.

     "SECTION 16(B)" means Section 16(b) of the Exchange Act.

     "SERVICE PROVIDER" means an Employee, Director or Consultant.

     "SHARE" means a share of the Common Stock, as adjusted in accordance with
Section 15.

     "STOCK APPRECIATION RIGHT" or "SAR" means an Award, granted alone or in connection with an Option, that pursuant to Section 9 is designated as a SAR.

     "SUBSIDIARY" means a "subsidiary corporation" as defined in Section 424(f) of the Code, whether that corporation exists now or after the date of this Plan.

3. STOCK SUBJECT TO THE PLAN.

     (a) Stock Subject to the Plan. Subject to the provisions of Section 15, the maximum aggregate number of Shares that may be issued under the Plan (including pursuant to the grant of Incentive Stock Options) is 2,000,000 shares of Common Stock. The Shares may be authorized, but unissued, or reacquired Common Stock. If an Award is settled in whole or in part with cash, the number of Shares available for future issuance under the Plan shall be reduced by the total amount of Shares issued pursuant to the Award (if applicable) and the number of Shares representing the portion of the Award settled in cash. If Shares are used to pay for the exercise of an Award, the number of Shares used to pay for the exercise of an Award shall be counted against the total number of Shares available for issuance under the Plan. If a Participant pays the exercise price (or purchase price, if applicable) of an Award by tendering Shares, or if Shares are tendered or withheld to satisfy any Company withholding obligations, the number of Shares so tendered or withheld shall be counted against the total number of Shares available for issuance under the Plan.

     (b) Lapsed Awards under this Plan. If any outstanding Award expires or is terminated or canceled without having been exercised or settled in full, or if Shares acquired pursuant to an Award subject to forfeiture or repurchase are forfeited or the Company repurchases them, the Shares allocable to the terminated portion of such Award or such forfeited or repurchased Shares under this Plan or shall again be available for grant under the Plan.

4. ADMINISTRATION OF THE PLAN.

     (a) Procedure. The Plan will be administered by the Board or by a Committee, which committee will be constituted to satisfy Applicable Laws. Notwithstanding this general statement, the following specific procedures shall apply:

          (i) Multiple Administrative Bodies. Different Committees may administer the Plan with respect to different groups of Service Providers.

          (ii) Section 162(m). To the extent that the Administrator determines it to be desirable and necessary to qualify Awards granted under this Plan as "performance-based compensation" within the meaning of Section 162(m) of the Code, the Plan will be administered by a Committee of two or more "outside directors" within the meaning of Section 162(m) of the Code.

          (iii) Rule 16b-3. To the extent desirable to qualify transactions under this Plan as exempt under Rule 16b-3, the transactions contemplated under this Plan will be structured to satisfy the requirements for exemption under Rule 16b-3.

          (iv) Delegation of Authority for Day-to-Day Administration. Except to the extent prohibited by Applicable Law, the Administrator may delegate to one or more individuals the day-to-day administration of the Plan and any of the functions assigned to it in this Plan. The Administrator may revoke any delegation at any time.

     (b) Powers of the Administrator. Subject to the provisions of the Plan and, in the case of a Committee, subject to the specific duties delegated by the Board to such Committee, the Administrator will have the authority, in its discretion, to:

          (i)  determine the Fair Market Value;

          (ii) select the Service Providers to whom Awards may be granted under the Plan;

          (iii) determine the number of Shares to be covered by each Award granted under the Plan;

          (iv) approve forms of agreement for use under the Plan;

          (v) determine the terms and conditions, consistent with the terms of the Plan, of any Award granted under the Plan. Such terms and conditions include, but are not limited to, the exercise price, the time or times when Awards may be exercised (which may be based on performance objectives), any vesting acceleration or waiver of forfeiture or repurchase restrictions, and any restriction or limitation regarding any Award or the Shares relating to any Award, based in each case on such factors as the Administrator, in its sole discretion, will determine;

          (vi) construe and interpret the terms of the Plan and Awards granted pursuant to the Plan;

          (vii) prescribe, amend and rescind rules and policies relating to the Plan, including rules and policies relating to sub-plans established for the purpose of satisfying applicable foreign laws and/or qualifying for preferred tax treatment under applicable foreign tax laws;

          (viii) modify or amend each Award (subject to Section 18(c) of the Plan), including the discretionary authority to extend the post-termination exercisability period of Awards longer than is otherwise provided for in the Plan, provided that (A) the reduction of the exercise price or purchase price of any Award awarded under the Plan shall be subject to shareholder approval,
               (B) any Exchange Program shall be subject to shareholder approval and (C) the vesting schedule for Awards of Restricted Stock, Restricted Stock Units Performance Shares and Performance Units may only be amended in the event of a Change in Control or in the event of the Participant's death or Disability;

          (ix) allow Participants to satisfy withholding tax obligations by electing to have the Company withhold from the Shares or cash to be issued upon exercise or vesting of an Award that number of Shares or cash having a Fair Market Value equal to the minimum amount required to be withheld. The Fair Market Value of any Shares to be withheld will be determined on the date that the amount of tax to be withheld is to be determined. All elections by a Participant to have Shares or cash withheld for this purpose will be made in such form and under such conditions as the Administrator may deem necessary or advisable;

          (x) authorize any person to execute on behalf of the Company any instrument required to effect the grant of an Award previously granted by the Administrator;

          (xi) allow a Participant to defer the receipt of the payment of cash or the delivery of Shares that would otherwise be due to such Participant under an Award;

          (xii) determine whether Awards will be settled in Shares, cash or in any combination thereof;

          (xiii) determine whether Awards will be adjusted for Dividend Equivalents;

          (xiv) create Other Stock-Based Awards for issuance under the Plan;

          (xv) establish a program whereby Service Providers designated by the Administrator can reduce compensation otherwise payable in cash in exchange for Awards under the Plan;

          (xvi) impose such restrictions, conditions or limitations as it determines appropriate as to the timing and manner of any resales by a Participant or other subsequent transfer by the Participant of any Shares issued as a result of or under an Award, including without limitation, (A) restrictions under an insider trading policy, and (B) restrictions as to the use of a specified brokerage firm for such resales or other transfers; and

          (xvii) make all other determinations deemed necessary or advisable for administering the Plan.

     (c) Effect of Administrator's Decision. The Administrator's decisions, determinations and interpretations will be final and binding on all Participants and any other holders of Awards.

5. ELIGIBILITY. Any Service Providers may be granted Nonstatutory Stock Options, Restricted Stock, Stock Appreciation Rights, Performance Units, Performance Shares, Restricted Stock Units and Other Stock-Based Awards. Incentive Stock Options may be granted only to Employees.

6. LIMITATIONS.

     (a) ISO $100,000 Rule. Each Option will be designated in the Award Agreement as either an Incentive Stock Option or a Nonstatutory Stock Option. However, notwithstanding such designation, to the extent that the aggregate Fair Market Value of the Shares with respect to which Incentive Stock Options are exercisable for the first time by the Participant during any calendar year (under all plans of the Company and any Parent or Subsidiary) exceeds $100,000, such Options will be treated as Nonstatutory Stock Options. For purposes of this
Section 6(a), Incentive Stock Options will be taken into account in the order in which they were granted. The Fair Market Value of the Shares will be determined as of the time the Option with respect to such Shares is granted.

     (b) No Rights as a Service Provider. Neither the Plan nor any Award shall confer upon a Participant any right with respect to continuing his or her relationship as a Service Provider, nor shall they interfere in any way with the right of the Participants or the right of the Company or its Parent or Subsidiaries to terminate such relationship at any time, with or without cause.

     (c) Individual Limitations on Awards.

          (i) Individual Limit for Options and SARs. The maximum number of Shares with respect to which Options and SARs may be granted to any Participant in any calendar year shall be 50,000. The foregoing limitation shall be adjusted proportionately in connection with any change in the Company's capitalization pursuant to Section 15 below. To the extent required by Section 162(m) of the Code or the regulations thereunder, in applying the foregoing limitations with respect to a Participant, if any Option or SAR is canceled, the canceled Option or SAR shall continue to count against the maximum number of Shares with respect to which Options and SARs may be granted to the Participant. For this purpose, the repricing of an Option (or in the case of a SAR, the base amount on which the stock appreciation is calculated is reduced to reflect a reduction in the Fair Market Value of the Common Stock) shall be treated as the cancellation of the existing Option or SAR and the grant of a new Option or SAR.

          (ii) Individual Limit for Restricted Stock, Restricted Stock Units, Performance Share and Performance Units. For awards of Restricted Stock, Restricted Stock Units, Performance Shares and Performance Units that are intended to be Performance-Based Compensation, the maximum number of Shares with respect to which such Awards may be granted to any Participant in any calendar year shall be 50,000. The foregoing limitation shall be adjusted proportionately in connection with any change in the Company's capitalization pursuant to Section 15 below.

     (d) Performance-Based Exercise Price. In the case of Awards intended to qualify as Performance-Based Compensation, the exercise or purchase price, if any, shall be no less than 100% of the Fair Market Value per Share on the date of grant.

     (e) Vesting of Restricted Stock, Restricted Stock Units, Performance Shares and Performance Units. Awards of Restricted Stock, Restricted Stock Units, Performance Shares and Performance Units issued under the Plan shall vest and be released from the risk of forfeiture over a period of no less than one (1) year measured from the date of issuance of the Award. As provided in Section 4(b)(viii), the vesting schedule for awards of Restricted Stock, Restricted Stock Units, Performance Shares and Performance Units may only be amended in the event of a Change in Control or in the event of the Participant's death or Disability.

7. STOCK OPTIONS.

     (a) Term of Option. The term of each Option will be designated by the Administrator in each Award Agreement, provided, however, that no Option shall be exercisable for a period of more than ten (10) years from the date of grant. Moreover, in the case of an Incentive Stock Option granted to a Participant who, at the time the Incentive Stock Option is granted, owns stock representing more than ten percent (10%) of the total combined voting power of all classes of stock of the Company or any Parent or Subsidiary, the term of the Incentive Stock Option will be five (5) years from the date of grant or such shorter term as may be provided in the Award Agreement.

     (b) Option Exercise Price and Consideration.

          (i) Exercise Price. The per Share exercise price for the Shares to be issued pursuant to exercise of an Option will be determined by the Administrator, subject to the following:

               (1)  In the case of an Incentive Stock Option

                    (A) granted to an Employee who, at the time the Incentive Stock Option is granted, owns stock representing more than ten percent (10%) of the voting power of all classes of stock of the Company or any Parent or Subsidiary, the per Share exercise price will be no less than 110% of the Fair Market Value per Share on the date of grant.

                    (B) granted to any Employee other than an Employee described in paragraph (A) immediately above, the per Share exercise price will be no less than 100% of the Fair Market Value per Share on the date of grant.

               (2) In the case of a Nonstatutory Stock Option, the per Share exercise price will be no less than 100% of the Fair Market Value per Share on the date of grant.

               (3) Notwithstanding the foregoing, in the case of an Option issued pursuant to a merger or other corporate transaction, the exercise price for the Option shall be determined in accordance with the provisions of the relevant instrument evidencing the agreement to issue such Award.

          (ii) Waiting Period and Exercise Dates. At the time an Option is granted, the Administrator will fix the period within which the Option may be exercised and will determine any conditions that must be satisfied before the Option may be exercised.

     (c) Form of Consideration. The Administrator will determine the acceptable form of consideration for exercising an Option, including the method of payment. In the case of an Incentive Stock Option, the Administrator will determine the acceptable form of consideration at the time of grant. Such consideration to the extent permitted by Applicable Laws may consist entirely of:

          (i)  cash;

          (ii) check;

          (iii) other Shares which meet the conditions established by the Administrator to avoid adverse accounting consequences (as determined by the Administrator);

          (iv) consideration received by the Company under a cashless exercise program implemented by the Company in connection with the Plan;

          (v) a reduction in the amount of any Company liability to the Participant, including any liability attributable to the Participant's participation in any Company-sponsored deferred compensation program or arrangement;

          (vi) any combination of the foregoing methods of payment; or

          (vii) such other consideration and method of payment for the issuance of Shares to the extent permitted by Applicable Laws.

     (d) Exercise of Option.

          i. Procedure for Exercise; Rights as a Shareholder. Any Option granted hereunder will be exercisable according to the terms of the Plan and at such times and under such conditions as determined by the Administrator and set forth in the Award Agreement. An Option may not be exercised for a fraction of a Share.

               An Option will be deemed exercised when the Company receives: (x) written notice of exercise (in accordance with the Award Agreement) from the person entitled to exercise the Option, and
               (y) full payment for the Shares with respect to which the Option is exercised. Full payment may consist of any consideration and method of payment authorized by the Administrator and permitted by the Award Agreement and the Plan. Shares issued upon exercise of an Option will be issued in the name of the Participant or, if requested by the Participant, in the name of the Participant and his or her spouse or the Participant's nominee. Until the Shares are issued (as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company), no right to vote or receive dividends or any other rights as a shareholder will exist with respect to the Awarded Stock, notwithstanding the exercise of the Option. The Company will issue (or cause to be issued) such Shares promptly after the Option is exercised. No adjustment will be made for a dividend or other right for which the record date is prior to the date the Shares are issued, except as provided in Section 15 of the Plan or the applicable Award Agreement.

          ii. Termination of Relationship as a Service Provider. If a Participant ceases to be a Service Provider, other than upon the Participant's death or Disability, the Participant may exercise his or her Option within such period of time as is specified in the Award Agreement to the extent that the Option is vested on the date of termination (but in no event later than the expiration of the term of such Option as set forth in the Award Agreement). In the absence of a specified time in the Award Agreement, the Option will remain exercisable for three (3) months following the Participant's termination. Unless otherwise provided by the Administrator, if on the date of termination the Participant is not vested as to his or her entire Option, the Shares covered by the unvested portion of the Option will revert immediately to the Plan on the date of the Participant's termination. If after termination the Participant does not exercise his or her Option within the time specified by the Administrator, the Option will terminate, and the Shares covered by such Option will revert to the Plan.

          iii. Disability of Participant. If a Participant ceases to be a Service Provider as a result of the Participant's Disability, the Participant may exercise his or her Option within such period of time as specified in the Award Agreement to the extent the Option is vested on the date of termination (but in no event later than the expiration of the term of such Option as set forth in the Award Agreement). In the absence of a specified time in the Award Agreement, the Option will remain exercisable for six (6) months following the Participant's termination.

               Unless otherwise provided by the Administrator, if on the date of termination the Participant is not vested as to his or her entire Option, the Shares covered by the unvested portion of the Option will immediately revert to the Plan on the date of the Participant's termination. If after the termination the Participant does not exercise his or her Option within the time specified herein, the Option will terminate, and the Shares covered by such Option will revert to the Plan.

          iv. Death of Participant. If a Participant dies while a Service Provider, the Option may be exercised following the Participant's death within such period of time as is specified in the Award Agreement to the extent that the Option is vested on the date of death (but in no event may the option be exercised later than the expiration of the term of such Option as set forth in the Award Agreement), by the Participant's designated beneficiary, provided such beneficiary has been designated prior to Participant's death in a form acceptable to the Administrator. If no such beneficiary has been designated by the Participant, then such Option may be exercised by the personal representative of the Participant's estate or by the person(s) to whom the Option is transferred pursuant to the Participant's will or in accordance with the laws of descent and distribution. In the absence of a specified time in the Award Agreement, the Option will remain exercisable for twelve (12) months following Participant's death. Unless otherwise provided by the Shares covered by the unvested portion of the Option will immediately revert to the Plan on the date of the Participant's death. If the Option is not so exercised within the time specified herein, the Option will terminate, and the Shares covered by such Option will revert to the Plan.

8. RESTRICTED STOCK.

     (a) Grant of Restricted Stock. Subject to the terms and provisions of the Plan, the Administrator, at any time and from time to time, may grant Shares of Restricted Stock to Service Providers in such amounts as the Administrator, in its sole discretion, determines.

     (b) Restricted Stock Agreement. Each Award of Restricted Stock will be evidenced by an Award Agreement that will specify the Period of Restriction, the number of Shares granted, and such other terms and conditions as the Administrator, in its sole discretion, determines. Unless the Administrator determines otherwise, Shares of Restricted Stock will be held by the Company as escrow agent until the restrictions on such Shares have lapsed.

     (c) Transferability. Except as provided in this Section 8, Shares of Restricted Stock may not be sold, transferred, pledged, assigned, or otherwise alienated or hypothecated until the end of the applicable Period of Restriction.

     (d) Other Restrictions. The Administrator, in its sole discretion, may impose such other restrictions on Shares of Restricted Stock as it may deem advisable or appropriate.

     (e) Removal of Restrictions. Except as otherwise provided in this Section 8, Shares of Restricted Stock covered by each Restricted Stock grant made under the Plan will be released from escrow as soon as practicable after the last day of the Period of Restriction. The Administrator, in its sole discretion and in compliance with Section 4(b)(viii), may accelerate the time at which any restrictions will lapse or be removed.

     (f) Voting Rights. During the Period of Restriction, Service Providers holding Shares of Restricted Stock granted hereunder may exercise full voting rights with respect to those Shares, unless the Administrator determines otherwise.

     (g) Dividends and Other Distributions. During the Period of Restriction, Service Providers holding Shares of Restricted Stock will be entitled to receive all dividends and other distributions paid with respect to such Shares unless otherwise provided in the Award Agreement. If any such dividends or distributions are paid in Shares, the Shares will be subject to the same restrictions on transferability and forfeitability as the Shares of Restricted Stock with respect to which they were paid.

     (h) Return of Restricted Stock to Company. On the date set forth in the Award Agreement, the Restricted Stock for which restrictions have not lapsed will revert to the Company and again will become available for grant under the Plan.

9. STOCK APPRECIATION RIGHTS.

     (a) Grant of SARs. Subject to the terms and conditions of the Plan, a SAR may be granted to Service Providers at any time and from time to time as will be determined by the Administrator, in its sole discretion.

     (b) Number of Shares. The Administrator will have complete discretion to determine the number of SARs granted to any Service Provider.

     (c) Exercise Price and Other Terms. The Administrator, subject to the provisions of the Plan, will have complete discretion to determine the terms and conditions of SARs granted under the Plan.

     (d) Exercise of SARs. SARs will be exercisable on such terms and conditions as the Administrator, in its sole discretion, determines.

     (e) SAR Agreement. Each SAR grant will be evidenced by an Award Agreement that will specify the exercise price, the term of the SAR, the conditions of exercise, and such other terms and conditions as the Administrator, in its sole discretion, determines.

     (f) Expiration of SARs. A SAR granted under the Plan will expire upon the date determined by the Administrator, in its sole discretion, and set forth in the Award Agreement. Notwithstanding the foregoing, the rules of Section 7(d)(ii), 7(d)(iii) and 7(d)(iv) also will apply to SARs.

     (g) Payment of SAR Amount. Upon exercise of a SAR, a Participant will be entitled to receive payment from the Company in an amount determined by multiplying:

          (i) The difference between the Fair Market Value of a Share on the date of exercise over the exercise price; times

          (ii) The number of Shares with respect to which the SAR is exercised.

At the discretion of the Administrator, the payment upon SAR exercise may be in cash, in Shares of equivalent value, or in some combination thereof.

10. PERFORMANCE UNITS AND PERFORMANCE SHARES.

     (a) Grant of Performance Units/Shares. Subject to the terms and conditions of the Plan, Performance Units and Performance Shares may be granted to Service Providers at any time and from time to time, as determined by the Administrator, in its sole discretion. Subject to Section 6(c)(ii), the Administrator will have complete discretion in determining the number of Performance Units and Performance Shares granted to each Participant.

     (b) Value of Performance Units/Shares. Each Performance Unit will have an initial value that is established by the Administrator on or before the date of grant. Each Performance Share will have an initial value equal to the Fair Market Value of a Share on the date of grant.

     (c) Performance Objectives and Other Terms. The Administrator will set performance objectives in its discretion which, depending on the extent to which they are met, will determine the number or value of Performance Units/Shares that will be paid to the Service Providers. The time period during which the performance objectives must be met will be called the "Performance Period." Each Award of Performance Units/Shares will be evidenced by an Award Agreement that will specify the Performance Period, and such other terms and conditions as the Administrator, in its sole discretion, determines. The performance objectives established by the Administrator may be based on any one of, or combination of, the following: (i) increase in share price, (ii) earnings per share, (iii) total shareholder return, (iv) operating margin, (v) gross margin, (vi) return on equity, (vii) return on assets, (viii) return on investment, (ix) operating income, (x) net operating income, (xi) pretax profit, (xii) cash flow, (xiii) revenue, (xiv) expenses, (xv) earnings before interest, taxes and depreciation,
(xvi) economic value added and (xvii) market share. The performance objectives may be applicable to the Company, a Parent or Subsidiary of the Company and/or any individual business units of the Company or any Parent or Subsidiary of the Company. Partial achievement of the specified objective may result in a payment or vesting corresponding to the degree of achievement as specified in the Award Agreement.

     (d) Earning of Performance Units/Shares. After the applicable Performance Period has ended, the holder of Performance Units/Shares will be entitled to receive a payout of the number of Performance Units/Shares earned by the Participant over the Performance Period, to be determined as a function of the extent to which the corresponding performance objectives have been achieved.

     (e) Form and Timing of Payment of Performance Units/Shares. Payment of earned Performance Units/Shares will be made as soon after the expiration of the applicable Performance Period as determined by the Administrator. The Administrator, in its sole discretion, may pay earned Performance Units/Shares in the form of cash, in Shares (which have an aggregate Fair Market Value equal to the value of the earned Performance Units/Shares at the close of the applicable Performance Period) or in a combination thereof.

     (f) Cancellation of Performance Units/Shares. On the date set forth in the Award Agreement, all unearned or unvested Performance Units/Shares will be forfeited to the Company, and again will be available for grant under the Plan.

11. RESTRICTED STOCK UNITS. Restricted Stock Units may be earned in whole or in part upon the passage of time or the attainment of performance objectives established by the Administrator and which may be settled for cash, Shares or other securities or a combination of cash, Shares or other securities as established by the Administrator.

12. OTHER STOCK-BASED AWARDS. Other Stock-Based Awards may be granted either alone, in additional to, or in tandem with, other Awards granted under the Plan and/or cash awards made outside of the Plan. The Administrator shall have authority to determine the Service Providers to whom and the time or times at which Other Stock-Based

Awards shall be made, the amount of such Other Stock-Based Awards, and all other conditions of the Other Stock-Based Awards including any dividend and/or voting rights.

13. LEAVES OF ABSENCE. Unless the Administrator provides otherwise, vesting of Awards granted hereunder will be suspended during any unpaid leave of absence and will resume on the date the Participant returns to work on a regular schedule as determined by the Company; provided, however, that no vesting credit will be awarded for the time vesting has been suspended during such leave of absence. A Service Provider will not cease to be an Employee in the case of (i) any leave of absence approved by the Company or (ii) transfers between locations of the Company or between the Company, its Parent, or any Subsidiary. For purposes of Incentive Stock Options, no such leave may exceed three (3) months, unless reemployment upon expiration of such leave is guaranteed by statute or contract. If reemployment upon expiration of a leave of absence approved by the Company is not so guaranteed, then three months following the expiration of such three (3) month period any Incentive Stock Option held by the Participant will cease to be treated as an Incentive Stock Option and will be treated for tax purposes as a Nonstatutory Stock Option.

14. NONTRANSFERABILITY OF AWARDS. Unless determined otherwise by the Administrator, an Award may not be sold, pledged, assigned, hypothecated, transferred, or disposed of in any manner other than by will or by the laws of descent or distribution and may be exercised, during the lifetime of the Participant, only by the Participant. If the Administrator makes an Award transferable, such Award Agreement will contain such additional terms and conditions as the Administrator deems appropriate.

15. ADJUSTMENTS; DISSOLUTION OR LIQUIDATION; MERGER OR CHANGE IN CONTROL.

     (a) Adjustments. Subject to any required action by the shareholders of the Company, the number of Shares covered by each outstanding Award, and the number of Shares which have been authorized for issuance under the Plan but as to which no Awards have yet been granted or which have been returned to the Plan, the exercise or purchase price of each such outstanding Award, the maximum number of Shares with respect to which Awards may be granted to any Participant in any calendar year, as well as any other terms that the Administrator determines require adjustment shall be proportionately adjusted for (i) any increase or decrease in the number of issued Shares resulting from a stock split, reverse stock split, stock dividend, combination or reclassification of the Shares, or similar transaction affecting the Shares, (ii) any other increase or decrease in the number of issued Shares effected without receipt of consideration by the Company, or (iii) as the Administrator may determine in its discretion, any other transaction with respect to Common Stock including a corporate merger, consolidation, acquisition of property or stock, separation (including a spin-off or other distribution of stock or property), reorganization, liquidation (whether partial or complete) or any similar transaction; provided, however that conversion of any convertible securities of the Company shall not be deemed to have been "effected without receipt of consideration." In the event of any distribution of cash or other assets to shareholders other than a normal cash dividend, the Administrator may also, in its discretion, make adjustments described in (i)-(iii) of this Section 15(a) or substitute, exchange or grant Awards with respect to the shares of a Parent of Subsidiary of the Company (collectively "adjustments"). In determining adjustments to be made under this
Section 15(a), the Administrator may take into account such factors as it deems appropriate, including (x) the restrictions of Applicable Law, (y) the potential tax, accounting or other consequences of an adjustment and (z) the possibility that some Participants might receive an adjustment and a distribution or other unintended benefit, and in light of such factors or circumstances may make adjustments that are not uniform or proportionate among outstanding Awards, modify vesting dates, defer the delivery of stock certificates or make other equitable adjustments. Any such adjustments to outstanding Awards will be effected in a manner that precludes the material enlargement of rights and benefits under such Awards. Adjustments, if any, and any determinations or interpretations, including any determination of whether a distribution is other than a normal cash dividend, shall be made by the Administrator and its determination shall be final, binding and conclusive. In connection with the foregoing adjustments, the Administrator may, in its discretion, prohibit the exercise of Awards during certain periods of time. Except as the Administrator determines, no issuance by the Company of shares of any class, or securities convertible into shares of any class, shall affect, and no adjustment by reason hereof shall be made with respect to, the number or price of Shares subject to an Award.

     (b) Dissolution or Liquidation. In the event of the proposed dissolution or liquidation of the Company, the Administrator will notify each Participant as soon as practicable prior to the effective date of such proposed transaction. The Administrator in it sole discretion may provide for a Participant to have the right to exercise his or her Award, to the extent applicable, until ten (10) days prior to such transaction as to all of the Awarded Stock covered thereby, including Shares as to which the Award would not otherwise be exercisable. In addition, the Administrator may provide that any Company repurchase option or forfeiture rights applicable to any Award shall lapse 100%, and that any Award vesting shall accelerate 100%, provided the proposed dissolution or liquidation takes place at the time and in the manner contemplated. To the extent it has not been previously exercised or vested, an Award will terminate immediately prior to the consummation of such proposed action.

     (c) Merger or Change in Control.

          (i) Stock Options and SARs. In the event of a merger or Change in Control, each outstanding Option and SAR shall be assumed or an equivalent option or SAR substituted by the successor corporation or a Parent or Subsidiary of the successor corporation. With respect to Options and SARs granted to an Outside Director, the Participant shall fully vest in and have the right to exercise such Options and SARs as to all of the Awarded Stock, including Shares as to which it would not otherwise be vested or exercisable, immediately prior to the merger or Change in Control. Unless determined otherwise by the Administrator, in the event that the successor corporation refuses to assume or substitute for the Option or SAR, the Participant shall fully vest in and have the right to exercise the Option or SAR as to all of the Awarded Stock, including Shares as to which it would not otherwise be vested or exercisable. If an Option or SAR is not assumed or substituted in the event of a merger or Change in Control, the Administrator shall notify the Participant in writing or electronically that the Option or SAR shall be exercisable, to the extent vested, for a period of time (as determined by the Administrator) following the date of such notice, and the Option or SAR shall terminate upon the expiration of such period. For the purposes of this paragraph, the Option or SAR shall be considered assumed if, following the merger or Change in Control, the option or stock appreciation right confers the right to purchase or receive, for each Share of Awarded Stock subject to the Option or SAR immediately prior to the merger or Change in Control, the consideration (whether stock cash, or other securities or property) received in the merger or Change in Control by holders of Common Stock for each Share held on the effective date of the transaction (and if holders were offered a choice of consideration, the type of consideration chosen by the holders of a majority of the outstanding Shares); provided, however, that if such consideration received in the merger or Change in Control is not solely common stock of the successor corporation or its Parent, the Administrator may, with the consent of the successor corporation, provide for the consideration to be received upon the exercise of the Option or SAR, for each Share of Awarded Stock subject to the Option or SAR, to be solely common stock of the successor corporation or its Parent equal in fair market value to the per share consideration received by holders of Common Stock in the merger or Change in Control. Notwithstanding anything herein to the contrary, an Award that vests, is earned or paid out upon the satisfaction of one or more performance goals will not be considered assumed if the Company or its successor modifies any of such performance goals without the Participant's consent; provided, however, a modification to such performance goals only to reflect the successor corporation's post-merger or post-Change in Control corporate structure will not be deemed to invalidate an otherwise valid Award assumption.

          (ii) Restricted Stock, Performance Shares, Performance Units, Restricted Stock Units and Other Stock-Based Awards. In the event of a merger or Change in Control, each outstanding Restricted Stock, Performance Share, Performance Unit, Other Stock-Based Award and Restricted Stock Unit awards shall be assumed or an equivalent Restricted Stock, Performance Share, Performance Unit, Other Stock-Based Award and Restricted Stock Unit award substituted by the successor corporation or a Parent or Subsidiary of the successor corporation. With respect to Awards granted to an Outside Director, the Participant shall fully vest in such Awards, including Shares as to which it would not otherwise be vested or exercisable, immediately prior to the merger or Change in Control. Unless determined otherwise by the Administrator, in the event that the successor corporation refuses to assume or substitute for the Restricted Stock, Performance Share, Performance Unit, Other Stock-Based Award and Restricted Stock Unit award, the Participant shall fully vest in the Restricted Stock, Performance

               Share, Performance Unit, Other Stock-Based Award or Restricted Stock Unit including as to Shares which would not otherwise be vested. If an award of Restricted Stock, Performance Shares, Performance Units, Other Stock-Based Awards or Restricted Stock Units is not assumed or substituted in the event of a merger or Change in Control, the Administrator shall notify the Participant in writing or electronically that such Award shall be exercisable, to the extent vested, for a period of time (as determined by the Administrator) following the date of such notice, and that such Award shall terminate upon the expiration of such period. For purposes of this paragraph, Restricted Stock, Performance Share, Performance Unit, Other Stock-Based Award and Restricted Stock Unit award shall be considered assumed if, following the merger or Change in Control, the award confers the right to purchase or receive, for each Share subject to the Award immediately prior to the merger or Change in Control, the consideration (whether stock, cash, or other securities or property) received in the merger or Change in Control by holders of Common Stock for each Share held on the effective date of the transaction (and if holders were offered a choice of consideration, the type of consideration chosen by the holders of a majority of the outstanding Shares); provided, however, that if such consideration received in the merger or Change in Control is not solely common stock of the successor corporation or its Parent, the Administrator may, with the consent of the successor corporation, provide for the consideration to be solely common stock of the successor corporation or its Parent equal in fair market value to the per share consideration received by holders of Common Stock in the merger or Change in Control. Notwithstanding anything herein to the contrary, an Award that vests, is earned or paid out upon the satisfaction of one or more performance goals will not be considered assumed if the Company or its successor modifies any of such performance goals without the Participant's consent; provided, however, a modification to such performance goals only to reflect the successor corporation's post-merger or post-Change in Control corporate structure will not be deemed to invalidate an otherwise valid Award assumption.

16. DATE OF GRANT. The date of grant of an Award will be, for all purposes, the date on which the Administrator makes the determination granting such Award, or such other later date as is determined by the Administrator. Notice of the determination will be provided to each Participant within a reasonable time after the date of such grant.

17. TERM OF PLAN. Subject to Section 22 of the Plan, the Plan will become effective upon receipt of shareholder approval as set forth in Section 22 of the Plan. It will continue in effect for a term ending on May 24, 2015, which date is ten (10) years from the date of adoption of the Plan by the Board, unless terminated earlier under Section 18 of the Plan.

18. AMENDMENT AND TERMINATION OF THE PLAN.

     (a) Amendment and Termination. The Board may at any time amend, alter, suspend or terminate the Plan.

     (b) Shareholder Approval. The Company will obtain shareholder approval of any Plan amendment to the extent necessary and desirable to comply with Applicable Laws, or if such amendment would change any of the provisions of
Section 4(b)(viii) or this Section 18(b).

     (c) Effect of Amendment or Termination. Subject to Section 20, no amendment, alternation, suspension or termination of the Plan will impair the rights of any Participant, unless mutually agreed otherwise between the Participant and the Administrator, which agreement must be in writing and signed by the Participant and the Company. Termination of the Plan will not affect the Administrator's ability to exercise the powers granted to it hereunder with respect to Awards granted under the Plan prior to the date of such termination.

19. CONDITIONS UPON ISSUANCE OF SHARES.

     (a) Legal Compliance. Shares will not be issued pursuant to the exercise of an Award unless the exercise of such Award and issuance and delivery of such Shares will comply with Applicable Laws and will be further subject to the approval of counsel for the Company with respect to such compliance.

     (b) Investment Representations. As a condition to the exercise or receipt of an Award, the Company may require the person exercising or receiving such Award to represent and warrant at the time of any such exercise or receipt that the Shares are being purchased only for investment and without any present intention to sell or distribute such Shares if, in the opinion of counsel for the Company, such a representation is required.

20. SEVERABILITY. Notwithstanding any contrary provision of the Plan or an Award to the contrary, if any one or more of the provisions (or any part thereof) of this Plan or the Awards shall be held invalid, illegal or unenforceable in any respect, such provision shall be modified so as to make it valid, legal and enforceable, and the validity, legality and enforceability of the remaining provisions (or any part thereof) of the Plan or Award, as applicable, shall not in any way be affected or impaired thereby.

21. INABILITY TO OBTAIN AUTHORITY. The inability of the Company to obtain authority from any regulatory body having jurisdiction, which authority is deemed by the Company's counsel to be necessary for the lawful issuance and sale of any Shares hereunder, will relieve the Company of any liability with respect to the failure to issue or sell such Shares as to which such requisite authority will not have been obtained.

22. SHAREHOLDER APPROVAL. The Plan will be subject to approval by the shareholders of the Company within twelve (12) months after the date the Plan is adopted. Such shareholder approval will be obtained in the manner and to the degree required under Applicable Laws.

                                  * * * * * * *

                        ANNUAL MEETING OF SHAREHOLDERS OF

                          LANCASTER COLONY CORPORATION

                                NOVEMBER 21, 2005



                           Please date, sign and mail
                             your proxy card in the
                            envelope provided as soon
                                  as possible.

    -Please detach along perforated line and mail in the envelope provided.-

     THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE ELECTION OF DIRECTORS
                 AND "FOR" THE ADOPTION OF THE 2005 STOCK PLAN.
         PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE.
           PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE [X]

1.   Election of Directors: For term expiring 2008      2. To approve the adoption     FOR   AGAINST   ABSTAIN
                                                           of the 2005 Stock Plan.     [ ]     [ ]       [ ]
[ ] FOR ALL NOMINEES          NOMINEES:
                                                        3. The transaction of all other matters as may
[ ] WITHHOLD AUTHORITY        [ ] Robert L. Fox            properly come before the meeting.
    FOR ALL NOMINEES          [ ] John B. Gerlach, Jr.
                              [ ] Edward H. Jennings
[ ] FOR ALL EXCEPT
    (See instructions below)

INSTRUCTION. To withhold authority to vote for any
             individual nominee(s), mark "FOR ALL
             EXCEPT" and fill in the circle next to
             each nominee you wish to withhold,
             as shown here:                        [X]

To change the address on your account, please
check the box at right and indicate your new
address in the address space above. Please note
that changes to the registered name(s) on the
account may not be submitted via this method.      [ ]


Signature of Shareholder              Date:             Signature of Shareholder             Date:
                         ------------       -----------                          -----------       -----------

NOTE: Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.

                          LANCASTER COLONY CORPORATION

         PROXY FOR THE ANNUAL MEETING OF SHAREHOLDERS NOVEMBER 21, 2005
           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

     The undersigned hereby appoints John B. Gerlach, Jr., John L. Boylan and William L. Jordan, or any of them, proxies of the undersigned, with power of substitution, to vote all shares of stock of the Corporation which the undersigned would be entitled to vote if personally present at the Annual Meeting of Shareholders to be held November 21, 2005, or at any and all adjournments thereof, and to exercise all of the powers which the undersigned would be entitled to exercise as a shareholder if personally present upon the following matters:

                (CONTINUED AND TO BE SIGNED ON THE REVERSE SIDE)